File Nos. 33-51626
                                                                       811-07148


                          U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No.    [    ]


                       Post-Effective Amendment No.     [ 16 ]

                                     and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No.             [ 17 ]
                        (Check appropriate box or boxes)


                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (248) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)


                                   Copies to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):


/   / immediately upon filing pursuant to paragraph (b)
/ X / on May 1, 2003 pursuant to paragraph (b)
/   / 60 days after filing pursuant to paragraph (a)(1)
/   / on (date) pursuant to paragraph (a)(1)
/   / 75 days after filing pursuant to paragraph (a)(2)
/   / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
/   / This  post-effective  amendment  designates  a new  effective  date  for a previously filed post-effective amendment.

                                              PROSPECTUS AND APPLICATION
                                                      MAY 1, 2003



                                                     [Logo omitted]

[Photograph of parents and baby]

                                            Ave Maria Catholic Values Fund

                                                 Ave Maria Growth Fund

                                                  Ave Maria Bond Fund





    Schwartz Investment Trust
    -------------------------
                                           [Photograph of inside of church]

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS AND APPLICATION
MAY 1, 2003


               SCHWARTZ INVESTMENT TRUST
               3707 West Maple Road
               Bloomfield Hills, Michigan 48301
               248-644-8500

               AVE MARIA CATHOLIC VALUES FUND
               AVE MARIA GROWTH FUND
               AVE MARIA BOND FUND (Class R & I Shares)

               INVESTMENT OBJECTIVES

               AVE MARIA CATHOLIC VALUES FUND:
               Long-term  capital   appreciation  from  equity   investments  in
               companies that do not violate the core values and teachings of the Roman Catholic Church.

               AVE MARIA GROWTH FUND:
               Long-term capital appreciation, using the growth style, from investments in companies that do not violate the core values and teachings of the Roman Catholic Church.

               AVE MARIA BOND FUND:

               Preservation of principal with a reasonable level of current income.

               The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund (individually a "Fund" or together the "Funds") have retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Funds' investments. The Adviser, with the approval of the Board of Trustees, has selected JLB & Associates, Inc. (the "Sub-Adviser") to serve as the sub-adviser to the Ave Maria Growth Fund. In addition, the Funds rely on guidance from the Catholic Advisory Board. The Catholic Advisory Board consists of six members who are actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The Funds are not authorized by the Roman Catholic Church nor is the Catholic Advisory Board affiliated with the Roman Catholic Church.


               MINIMUM INVESTMENT
               Initial purchase - $1,000

               FOR INFORMATION OR ASSISTANCE
               IN OPENING AN ACCOUNT,
               PLEASE CALL:

               Gregory J. Schwartz & Co, Inc.
               Bloomfield Hills, Michigan
               1-866-AVE-MARIA
               (1-866-283-6274)

                                 [LOGO OMITTED]


TABLE OF CONTENTS

Risk/Return Summary...........................................................3


Performance Summary.......................................................... 8


Expense Information.......................................................... 9

How to Purchase Shares.......................................................10

How to Exchange Shares.......................................................12

How to Redeem Shares.........................................................13

Dividends and Distributions..................................................14

Taxes........................................................................14

Operation of the Funds.......................................................15

The Catholic Advisory Board .................................................18

Calculation of Share Price...................................................19

Financial Highlights.........................................................21

Shareholder Privacy Policy...................................................21

Application.............................................................. A1-A2

                               RISK/RETURN SUMMARY

AVE MARIA CATHOLIC VALUES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


Under normal market conditions, the Fund invests primarily in common stocks. The Adviser utilizes Market Guide, a comprehensive financial database, and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards. The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of marriage.


The prices of shares in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes that the Adviser feels will significantly enhance shareholder value in the future.


The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.


Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.


The Fund invests in securities of established companies of various market capitalizations. Generally, stocks are purchased with the intent to hold them for three years or more. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA CATHOLIC VALUES FUND?

GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.


MORAL INVESTING RISKS
The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board determines that a company has violated the teachings and core values of the Roman Catholic

Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

INVESTMENT STYLE RISK

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.


SMALL AND MID-CAP COMPANY RISK

Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.


Please see the Statement of Additional Information for more information on risks.


--------------------------------------------------------------------------------

AVE MARIA GROWTH FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Sub-Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. The Fund may invest in companies of all sizes.

In selecting investments that have been approved by the Adviser, the Sub-Adviser will rely primarily on fundamental analysis by reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.


The Fund practices morally responsible investing. The Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and the members actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies, that distribute pornographic material or whose polices undermine the Sacrament of marriage.

The Fund's investments are also monitored in relation to the Sub-Adviser's criteria for a growth company. The Sub-Adviser evaluates a company's earnings growth and prospects, price to cash flow, along with other variables to determine whether the company meets its valuation criteria. These companies may include small and mid cap companies. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Sub-Adviser's investment standards, it is sold regardless of the time held by the Fund. In addition, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.


Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA GROWTH FUND?


GENERAL MARKET RISKS
The return on and value of an investment in the Ave Maria Growth Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Sub-Adviser. As a result, there is a risk that you could lose money by investing in the Fund.


MORAL INVESTING RISKS
The Sub-Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Sub-Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board determines that a company has violated the teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Sub-Adviser that the security be sold.


INVESTMENT STYLE RISK
The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Fund's growth style may go out of favor with investors, resulting in a negative impact to the Fund's performance. In addition, the Sub-Adviser may select stocks that fail to appreciate as anticipated.

SMALL AND MID-CAP COMPANY RISK
Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger companies. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

Please see the Statement of Additional Information for more information on risks.

--------------------------------------------------------------------------------


AVE MARIA BOND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Bond Fund invests primarily (80% or more of its net assets) in investment-grade debt securities of primarily domestic issuers, including corporations, government agencies and municipalities, as well as mortgage-backed and asset-backed securities. This policy and the Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. In selecting securities, the Adviser will focus on the issuer's credit strength as well as the security's effective duration and yield. Effective duration is a measure of a debt security's price sensitivity to interest rate changes. Effective duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.


The Fund may also invest a portion of the assets (up to 20%) in preferred stocks, convertible securities, and common stocks paying dividends. The Fund also seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued.


Under normal circumstances, all of the Fund's investments in corporate debt and equity securities will satisfy the Fund's religious criteria. The Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and the members actively seek the advice and counsel of Catholic clergy. However, the Fund's investments in U.S. government obligations (or money market instruments that the Fund may invest in for temporary defensive or liquidity purposes) may conflict with the Fund's religious goals.


The Fund will invest at least a majority of its assets in securities rated at least BBB (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities of comparable quality, and in securities issued by the U.S. government, its agencies or its instrumentalities. The Fund will invest no more than 20% of its assets in securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating) or lower.


"Investment-grade" securities are government securities and corporate bonds, debentures or notes rated at least BBB (or an equivalent rating), or unrated securities the Adviser considers to be of comparable quality. The Fund may invest up to 5% of its net assets in securities whose ratings are below investment grade.

Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund's fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The value of fixed income securities tends to decrease when interest rates rise and increase when interest rates fall. While securities with shorter maturities generally offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities. When the Adviser expects interest rates to rise, it may purchase fixed income securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term fixed income securities.

The Fund may invest in securities backed by mortgages, credit card receivables, automobile loans and other assets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA BOND FUND?

GENERAL MARKET RISKS
Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities the Fund purchases might decline in value. As a result, there is a risk you could lose money by investing in the Fund.


MORAL  INVESTING RISKS
The Fund's goal of investing in companies that are not in conflict with the teachings and core values of the Roman Catholic Church may hinder the Fund's performance compared to funds that invest based solely on investment considerations. In addition, the Catholic Advisory Board can request that a security be sold from the Fund's portfolio if it is decided that the company has violated the teachings and values of the Roman Catholic Church. This policy could result in the Fund selling a security at an inopportune time from a financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.


CREDIT RISK
The value of the Fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.

INTEREST RATE RISK
The value of the Fund's securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund's securities and its share value will decline. A change in interest rates will also change the amount of income the Fund generates.

PREPAYMENT RISK
Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium. Asset-backed securities may also carry a greater default risk than other securities because of the nature of the collateral. For example, credit card receivables are generally unsecured and are subject to consumer credit laws that may permit cardholders to reduce balances due. Holders of automobile receivables may not have an enforceable security interest in the underlying automobiles. In times of financial stress, these securities could become harder to value or to sell.


INVESTMENT GRADE RISK
The Fund's investment grade determination is made at the time of purchase. If a security's investment grade is reduced below investment grade the Fund is not required to liquidate the position. When a security rating is reduced below investment grade it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.


Please see the Statement of Additional Information for more information on risks.

                              PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks of investing in the Ave Maria Catholic Values Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. There is no bar chart or average annual total return information for the Ave Maria Growth Fund or the Ave Maria Bond Fund because they have not completed a full calendar year of operations.

                2002
         [bar graph omitted]
               -9.81%

During the period shown in the bar chart, the highest return for a quarter was 6.38% during the quarter ended March 31, 2002 and the lowest return for a quarter was -15.81% during the quarter ended September 30, 2002.

The Fund's year-to-date return through March 31, 2003 is -6.23%.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

The table below shows how the Ave Maria Catholic Values Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Ave Maria Catholic Values Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                     One        Since Inception
AVE MARIA CATHOLIC VALUES FUND                       Year        (May 1, 2001)
                                                    -----      -----------------
 Return Before Taxes                               -10.71%          -3.05%

 Return After Taxes on Distributions               -10.71%          -3.11%

 Return After Taxes on Distributions
  and Sale of Fund Shares                           -6.58%          -2.46%

 Standard & Poor's 500 Index* (reflects no
  deduction for fees, expenses, or taxes)          -22.10%         -18.36%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.


                              EXPENSE INFORMATION

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases............................................. None
  Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or the net asset value at the time redeemed, whichever is less).............  1%*
  Sales Charge (Load) Imposed on Reinvested Dividends.................................. None
  Redemption Fee....................................................................... None

  Exchange Fee......................................................................... None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                               Ave Maria Catholic    Ave Maria        Ave Maria
                                                   Values Fund      Growth Fund       Bond Fund
                                               ------------------  -------------     -----------
                                                                                  Class R    Class I
                                                                                  -------    -------

Management Fees.................................      1.00%            1.00%       0.30%      0.30%
Service (12b-1) Fees............................      0.25%            0.25%       0.25%      0.10%
Other Expenses**................................      0.44%            0.75%       0.25%      0.20%
                                                      ----             ----        ----       ----
Total Annual Fund Operating Expenses............      1.69%            2.00%       0.80%      0.60%
Fee Waiver and/or Expense Reimbursement***......      0.19%            0.50%       0.10%      0.30%
                                                      ----             ----        ----       ----
Net Expenses....................................      1.50%            1.50%       0.70%      0.30%

* The contingent deferred sales load applies only if shares are redeemed or exchanged within one year of purchase. Class I shares of the Ave Maria Bond Fund are not subject to the contingent deferred sales load.

** Other Expenses for the Ave Maria Growth Fund and the Ave Maria Bond Fund are estimated amounts for the current fiscal year.

*** The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Catholic Values Fund do not exceed 1.50% until at least May 1, 2004. The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Growth Fund do not exceed 1.50% and the net expenses of Class R and Class I shares of the Ave Maria Bond Fund do not exceed 0.70% and 0.30%, respectively, until at least May 1, 2007. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by a Fund (or in the case of the Bond Fund, by each class of shares) for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided a Fund (or respective class) is able to make such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and them redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. The Example also takes into effect the Adviser's contractual arrangement to maintain each Fund's expenses at the agreed upon level. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       Ave Maria                   Ave Maria                 Ave Maria
  Catholic Values Fund            Growth Fund                Bond Fund
------------------------      -------------------       --------------------
  1 Year       $   253                                  Class R      Class I
  3 Years      $   514                                  -------      -------
  5 Years      $   900        1 Year      $   253        $ 172        $  31
  10 Years     $ 1,982        3 Years     $   474        $ 224        $  97

You would pay the following expenses if you did not redeem your shares:


       Ave Maria                   Ave Maria                 Ave Maria
  Catholic Values Fund            Growth Fund                Bond Fund
------------------------      -------------------       --------------------
  1 Year       $   153                                  Class R      Class I
  3 Years      $   514                                  -------      -------
  5 Years      $   900         1 Year     $   153        $  72        $  31
  10 Years     $ 1,982         3 Years    $   474        $ 224        $  97

The Ave Maria Growth Fund and the Ave Maria Bond Fund are new Funds and are only required to illustrate the 1 Year and 3 Years information.


--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

Your initial investment in a Fund ordinarily must be at least $1,000 (except that a $25 million initial investment is required to purchase Class I shares of the Ave Maria Bond Fund). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.


OPENING A NEW ACCOUNT
You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of the Funds may be purchased or sold through brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-726-9331) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

CONTINGENT DEFERRED SALES LOAD
Shares of each Fund (except for Class I shares of the Ave Maria Bond Fund) are subject to a contingent deferred sales load of 1% on redemptions made within one year of their purchase. The contingent deferred sales load will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the shares being redeemed, or (2) the net asset value of such shares at the time they are redeemed. A contingent deferred sales load will not be imposed upon redemptions of shares held for more than one year. Shares are subject to an annual service fee of up to 0.25% of each Fund's average daily net assets. Subject to federal securities laws, the Adviser may pay from its own resources compensation of up to 1% of the purchase amount to your broker, investment adviser, financial planner or financial institution at the time you purchase shares.


The contingent deferred sales load will not be imposed upon accounts established by investment advisory clients of the Adviser, or by Trustees and officers of the Trust or members of the Catholic Advisory Board, or by organizations or retirement plans affiliated with the forgoing individuals. The contingent deferred sales load is also waived in connection with required distributions from IRA accounts due to the shareholder reaching age 70 1/2. The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Funds may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan (see "How to Redeem Shares"). In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established. The contingent deferred sales load is waived with respect to shares of the Fund held through accounts (i) established under "wrap" or other fee-based programs sponsored and maintained by registered investment advisers, broker-dealers or other financial intermediaries and approved by the Fund's principal underwriter, and (ii) self-directed defined contribution employee benefit plans (for example, 401(k) plans).


All sales loads imposed on redemptions are paid to the Fund's principal underwriter. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing capital appreciation of the shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


ADDING TO YOUR ACCOUNT
You may purchase and add shares to your account by mail, or by bank wire transfer or through your broker-dealer. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Funds' offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement.

AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS
You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds.

ADDITIONAL INFORMATION

The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains provisions in favor of the Funds, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

--------------------------------------------------------------------------------

                             HOW TO EXCHANGE SHARES

Shares of one Fund may be exchanged for shares of another Fund. The Funds will assess a contingent deferred sales load on exchanges among the Funds if they occur within one year of the original purchase date. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the net asset value next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

     o    Your name and telephone number
     o    The exact name of your account and your account number
     o    Taxpayer identification number (usually your Social Security number)
     o    Dollar value or number of shares to be exchanged
     o    The name of the Fund from which the exchange is to be made
     o    The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the shares to be redeemed over any 30-day period have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.


Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN
If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

ADDITIONAL INFORMATION
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds  reserve the right to suspend the right of  redemption  or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Each Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS

The Ave Maria Catholic Values Fund and the Ave Maria Growth Fund expect to distribute substantially all of their net investment income, if any, on an annual basis. The Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.

Distributions are paid according to one of the following options:


SHARE OPTION  --   income   distributions   and   capital   gains  distributions
                   reinvested  in  additional  shares.

INCOME OPTION --   income    distributions   paid   in   cash;   capital   gains
                   distributions  reinvested  in  additional  shares.

CASH OPTION   --   income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

--------------------------------------------------------------------------------

                                     TAXES

Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net capital gains which it distributes to shareholders. The Ave Maria Catholic Values Fund and the Ave Maria Growth Fund expect most of their distributions to be in the form of capital gains and the Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income.


Distributions of net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisor about the tax effect of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan.

                             OPERATION OF THE FUNDS

Each Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

INVESTMENT ADVISER

The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Funds' investments. The Adviser has been registered as an investment adviser since 1988 and has approximately $330 million of assets under management as of December 31, 2002. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser.


The Ave Maria Catholic Values Fund and the Ave Maria Growth Fund each pay the Adviser a fee at the annual rate of 1% of the average value of its daily net assets. The Ave Maria Bond Fund pays the Adviser a fee at the annual rate of 0.30% of the average value of its daily net assets.


George P. Schwartz, CFA, is, and since July 1, 2002 has been, primarily responsible for managing the portfolio of the Ave Maria Catholic Values Fund. Richard L. Platte, Jr., CFA is primarily responsible for managing the portfolio of the Ave Maria Bond Fund. Mr. Platte is Executive Vice President of the Adviser and he has been with the Adviser since 1987.


SUB-ADVISER
Subject to the authority of the Board of Trustees and the supervision of the Adviser, the Adviser has retained JLB & Associates, Inc. (the "Sub-Adviser"), 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, to provide the Ave Maria Growth Fund with a continuous program of investing the Fund's assets and determining the composition of the Fund's portfolio. James L. Bashaw, CFA, the President of the Sub-Adviser, is primarily responsible for managing the portfolio of the Ave Maria Growth Fund. Compensation of the Sub-Adviser is paid by the Adviser (not the Ave Maria Growth Fund) at the annual rate of 0.40% of the average value of the Fund's daily net assets. The Sub-Adviser's fee will be reduced on a pro-rata basis to the extent that the Adviser waives any of its advisory fees or reimburses expenses of the Fund.


PRIOR PERFORMANCE OF SEPARATE ACCOUNTS MANAGED BY THE ADVISER AND AVE MARIA GROWTH FUND'S SUB-ADVISER


            Schwartz Investment Counsel, Inc. - Fixed Income Account
            --------------------------------------------------------

The investment performance illustrated below represents separate Fixed Income Account performance of the Adviser for the periods ending December 31, 2002. The Fixed Income Account includes all accounts that are managed with investment objectives, policies and strategies substantially similar to those employed by the Adviser in managing the Ave Maria Bond Fund. George P. Schwartz, CFA, President of the Adviser, has been primarily responsible for the day-to-day management of the Fixed Income Account throughout the entire period presented. Mr. Platte, Executive Vice President of the Adviser, started co-managing the Fixed Income Account in 1987 and has served in that capacity since. Mr. Platte will be primarily responsible for the day-to-day management of the Ave Maria Bond Fund's portfolio. These numbers do not indicate how the Ave Maria Bond Fund will perform in the future. Past performance is not a guarantee of future results.


The performance data below, which was calculated by the Adviser, represents prior performance of a separately managed Fixed Income Account and not the prior performance of the Ave Maria Bond Fund and should not be relied upon by investors as an indication of future performance of the Ave Maria Bond Fund. However, it does provide investors a summary of the Adviser's experience in managing fixed income securities. These returns include deductions for management fees and other applicable expenses incurred in the management of the account. As a point of comparison, the performance of Lehman Brothers Government/Credit Intermediate Index is also presented. The Fixed Income Account, like the Ave Maria Bond Fund, selects primarily investment grade debt securities of primarily domestic issuers, including corporations and government agencies. This is consistent with the Lehman Brothers Government/Credit Intermediate Index which includes government treasury and agency securities as well as corporate bonds.

Annualized Returns*
                                 SCHWARTZ FIXED      LEHMAN BROTHERS GOVERNMENT/
                                 INCOME ACCOUNT       CREDIT INTERMEDIATE INDEX
                                 --------------       -------------------------
1 Year                                7.8%                       9.8%
5 Years                               6.9%                       7.5%
10 Years                              6.9%                       7.1%
15 Years                              8.2%                       8.3%
20 Years                              9.4%                       9.3%


* ANNUALIZED RETURNS - The performance of the Fixed Income Account, which is unaudited, has been computed by the Adviser in accordance with the standards formulated by the Association for Investment Management and Research ("AIMR")and has not been independently verified as AIMR compliant. This method of calculating performance differs from the standardized methodology promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940 and used by mutual funds to calculate performance and results in a total return different from that derived from the standardized methodology. All performance data presented is net of advisory fees and other expenses charged to the Fixed Income Accounts. The Ave Maria Bond Fund's fees and expenses are higher than those of the Fixed Income Account, which would lower the performance.


While the Adviser will employ for the Ave Maria Bond Fund investment objectives, policies and strategies that are substantially similar to those that were employed in managing the Fixed Income Account, the Adviser, in managing the Fund, may be subject to certain restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code on its investment activities to which, as the investment adviser to the Fixed Income Account, it was not previously subject. Examples include limits on percentages of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Such restrictions, if they had been applicable to the Fixed Income Account, may have adversely affected the performance results of the Fixed Income Account.


Operating expenses and sales loads may be incurred by the Fund which were not incurred by the Fixed Income Account. While the Fixed Income Account incurs inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not impact the Fund's performance for the periods presented. It is not intended that the foregoing performance data be relied upon by investors as an indication of future performance of the Ave Maria Bond Fund. The performance data is not generally available to the public and all performance data is derived from and maintained by the Adviser.

                JLB & Associates, Inc. - Equity Account Composite
                -------------------------------------------------


The investment performance illustrated below represents Equity Account Composite performance of the Sub-Adviser for the periods ended December 31, 2002. The Equity Account Composite includes all accounts that were managed with investment objectives, policies and strategies substantially similar to those employed by the Sub-Adviser in managing the Ave Maria Growth Fund. James L. Bashaw, CFA, President of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Equity Account Composite throughout the entire period presented. Mr. Bashaw will likewise be primarily responsible for the day-to-day management of the Ave Maria Growth Fund's portfolio. These numbers do not indicate how the Ave Maria Growth Fund will perform in the future. Past performance is not a guarantee of future results.


The performance data below, which was calculated by the Sub-Adviser, represents prior performance of separately managed equity accounts and not the prior performance of the Ave Maria Growth Fund and should not be relied upon by investors as an indication of future performance of the Ave Maria Growth Fund. However, it does provide investors a summary of the Sub-Adviser's experience in managing equity securities. These returns include deductions for management fees and other applicable expenses incurred in the management of the accounts. As a point of comparison, the performance of the S & P 500 Index is also presented. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The S&P 500 provides a prospective investor with a good comparison to how the Ave Maria Growth Fund will be managed, including sector diversity and market capitalization.


Annualized Returns*
                                    JLB EQUITY         S&P 500
                                 ACCOUNT COMPOSITE      INDEX
                                 -----------------      -----
1 Year                                -19.2%            -22.1%
5 Years                                 2.4%             -0.6%
10 Years                               11.0%              9.3%
15 Years                               12.9%             11.5%


* ANNUALIZED RETURNS - The performance of the Equity Account Composite, which is unaudited, has been computed by the Sub-Adviser in accordance with the standards formulated by the Association for Investment Management and Research ("AIMR") and has not been independently verified as AIMR compliant. This method of calculating performance differs from the standardized methodology promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940 and used by mutual funds to calculate performance and results in a total return different from that derived from the standardized methodology. All performance data presented is net of advisory fees and other expenses charged to the Equity Account Composite. The Ave Maria Growth Fund's fees and expenses are higher than those of the Equity Account Composite, which would lower the performance.


While the Sub-Adviser will employ for the Ave Maria Growth Fund investment objectives, policies and strategies that are substantially similar to those that were employed in managing the Equity Account Composite, the Sub-Adviser, in managing the Fund, may be subject to certain restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code on its investment activities to which, as the investment adviser to the Equity Account Composite, it was not previously subject. Examples include limits on percentages of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Such restrictions, if they had been applicable to the Equity Account Composite, may have adversely affected the performance results of the Equity Account Composite.


Operating expenses and sales loads may be incurred by the Ave Maria Growth Fund which were not incurred by the Equity Account Composite. While the Equity Account Composite incurs inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not impact the Fund's performance for the periods presented. It is not intended that the foregoing performance data be relied upon by investors as an indication of future performance of the Ave Maria Growth Fund. The performance data is not generally available to the public and all performance data is derived from and maintained by the Sub-Adviser.


DISTRIBUTOR
Schwartz Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of shares of the Funds. The Funds may be distributed through other broker-dealers as well.

SHAREHOLDER SERVICING PLAN

Each Fund has adopted a Shareholder Servicing Plan (the "Plan"). The Plan allows the Funds to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and personal and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

                          THE CATHOLIC ADVISORY BOARD

Each member of the Catholic Advisory Board has served for many years on Catholic boards, committees, foundations and other Catholic organizations. They have all interfaced closely with the hierarchy of the Catholic Church, including bishops, archbishops, and in some cases, the Pope. All of them are familiar with the magisterium of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The companies considered for investment in the Funds are screened using publicly available information as well as information from the Adviser, shareholders and other sources. The Catholic Advisory Board's members actively seek the advice and counsel of Catholic clergy in determining if companies meet the Funds' religious criteria.

The members of the Catholic Advisory Board are:

     BOWIE K. KUHN, CHAIRMAN
     Former Commissioner of Major League Baseball

     THOMAS S. MONAGHAN
     Former CEO of Domino's Pizza, Inc.

     PAUL R. RONEY
     Executive Director of the Ave Maria Foundation

     MICHAEL NOVAK
     Author, columnist and former U.S. Ambassador

     THOMAS J. SULLIVAN
     Retired Executive Vice President of McGraw Hill

     PHYLLIS S. SCHLAFLY
     Founder of Eagle Forum

     HIS EMINENCE ADAM CARDINAL MAIDA is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.


The Catholic Advisory Board acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The Catholic Advisory Board will make its best determination as to whether a particular security is consistent with the values and teachings of the Catholic Church; however, the members of the Board do not represent the Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

CALCULATION OF SHARE PRICE

On each day that the Funds are open for business, the share price (net asset value) of each Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Ave Maria Catholic Values Fund's financial performance for the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Information is not provided for the Ave Maria Growth Fund and the Ave Maria Bond Fund because the public offering of those Funds has not commenced as of the date of this Prospectus.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR ENDED      PERIOD ENDED
                                                DEC. 31, 2002   DEC. 31, 2001(a)
                                                -------------   --------------

Net asset value at beginning of period           $   10.50         $   10.00
                                                 ---------         ---------

Income (loss) from investment operations:
   Net investment income (loss)                      (0.01)             0.02
   Net realized and unrealized gains (losses)
    on investments                                   (1.02)             0.51
                                                 ---------         ---------
Total from investment operations                     (1.03)             0.53
                                                 ---------         ---------
Less distributions:
   From net investment income                         --               (0.02)
   From net realized gains on investments             --               (0.01)
   In excess of net realized gains on investments     --               (0.00)
                                                 ---------         ---------
Total distributions                                   --               (0.03)
                                                 ---------         ---------

Net asset value at end of period                 $    9.47             10.50
                                                 =========         =========

Total return                                          (9.8)%             5.3%(c)
                                                 =========         =========

Ratios/Supplementary Data:
Ratio of net expenses to average net assets (b)       1.50%             1.50%(d)
Ratio of net investment income (loss) to
 average net assets                                  (0.14)%            0.39%(d)

Portfolio turnover rate                                 86%               44%(d)

Net assets at end of period (000's)              $  61,802         $  23,953


(a) Represents the period from the initial public offering (May 1, 2001) through December 31, 2001.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.69% and 2.09% (d) for the periods ended December 31, 2002 and 2001, respectively.

(c)  Not annualized.

(d)  Annualized.

                           SHAREHOLDER PRIVACY POLICY
--------------------------------------------------------------------------------

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Schwartz Fund Distributors, Inc., the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.)
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about your or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-888-726-9331   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

BOARD OF TRUSTEES
Donald J. Dawson, Jr.
Fred A. Erb
Bowie K. Kuhn
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz

OFFICERS
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President and Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Theresa A. Minogue, CPA, Assistant Treasurer
Mark J. Seger, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
248-644-8500

PRIMARY SELLING AGENT
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
1-866-AVE-MARIA

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707


AUDITORS
DELOITTE & TOUCHE LLP
155 East Broad Street
Columbus, Ohio 43215

LEGAL COUNSEL
SULLILVAN & WORCESTER LLP
1666 K Street N.W. Suite 700
Washington, D.C.  20006


DISTRIBUTOR
SCHWARTZ FUND DISTRIBUTORS, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
248-644-8500

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

              APPLICATION
              =========================================================================================================

              MAIL COMPLETED APPLICATION TO:                               FOR OVERNIGHT DELIVERY:
              Ave Maria Mutual Funds                                       Ave Maria Mutual Funds
   [LOGO]     c/o Ultimus Fund Solutions, LLC                              c/o Ultimus Fund Solutions, LLC
              P.O. Box 46707                                               135 Merchant Street, Suite 230
              Cincinnati, OH 45246-0707                                    Cincinnati, OH 45246
                                                                           1-888-726-9331

              Please  complete the IRA  application  to open an IRA  account.  If you have any questions regarding this application and how to invest or you need additional forms, please call toll free 1-866-AVE-MARIA.
              =========================================================================================================

              [ ] INDIVIDUAL AND/OR JOINT OWNER*               *Registration will be JTWROS, unless otherwise specified

              First Name _____________________ M.I. ______________ Last Name __________________________________________

              Social Security Number _____________________________ Mother's Maiden Name________________________________

              Birthdate ______________________________________  [  ] US Citizen   Other: ______________________________

              Joint Owner's First Name ___________________________ M.I. ________ Last Name ____________________________

              Joint Owner SS# _____________________  Birthdate___________  [  ] US Citizen [  ] Other:_________________

              Are you or joint owner associated with NASD member?   [  ] No  [  ] Yes

 INVESTOR     Employer Name/Address ___________________________________________________________________________________
INFORMATION
              _______________________________  Occupation _____________________________________________________________

              [ ] GIFT/TRANSFER TO MINOR (UGMA/UTMA)

              Custodian ___________________________________________  State of Residency  ______________________________

              Minor's First Name  ___________________________ M.I. ________ Last Name _________________________________

              Minor's SS# _____________________ Birthdate _____________  [  ] US Citizen  [  ] Other:__________________

              [ ] TRUST, PROFIT SHARING OR PENSION PLAN ACCOUNT*

              Trust Name ________________________________________________ Date of Trust _______________________________

              Trustee(s) ______________________________________________________________________________________________

              Taxpayer ID Number  _________________________________________ Trustee Birthdate _________________________

              [ ] CORPORATION, PARTNERSHIP, OR OTHER ENTITY*

              Name of Entity __________________________________________________________________________________________

              Taxpayer Identification Number __________________________________________________________________________

              *Please attach a copy of resolutions or trust documents establishing authority to act with respect to this account.
              =========================================================================================================

              Street Address (no PO Boxes) __________________________  [  ] Send Duplicate Confirmations to:

  MAILING     City/State/Zip ________________________________________  Name  _________________________________________
  ADDRESS
              Daytime Phone Number __________________________________  Address________________________________________

              E-mail address ________________________________________  City/State/Zip ________________________________

              =========================================================================================================

              The minimum initial investment per fund is $1,000.00                      Distribution Options*

                                                         Amount                  Share          Income       Cash
                                                                                Option          Option      Option

              [ ] Ave Maria Catholic Values Fund    $ ____________                [ ]             [ ]         [ ]
   YOUR
INVESTMENT    [ ] Ave Maria Growth Fund             $ ____________                [ ]             [ ]         [ ]
INSTRUCTIONS
              [ ] Ave Maria Bond Fund (Class R)     $ ____________                [ ]             [ ]         [ ]

              Total Investment                      $ ____________              *if no distribution option is checked,
                                                                                dividends and  capital gains  will  be
                                                                                reinvested.

              =========================================================================================================

              If you  would like  to make  monthly transfers to  your  mutual fund  account(s) from  your bank checking account; please complete this section. Minimum of $50 each month per fund.

                                                         Amount

 AUTOMATIC    [ ] Ave Maria Catholic Values Fund    $ ____________          [ ] 15th of month     [ ] last day of month
 INVESTMENT
PLAN OPTIONS  [ ] Ave Maria Growth Fund             $ ____________          [ ] 15th of month     [ ] last day of month

              [ ] Ave Maria Bond Fund               $ ____________          [ ] 15th of month     [ ] last day of month



                                                                                                                     A1

              If you would like to make  automatic withdrawals from your mutual fund  account(s), please  complete this section.  The withdrawal will take place on the first business day of the time period selected.

                                                         Amount

              [ ] Ave Maria Catholic Values Fund    $ ____________          [ ] monthly           [ ] quarterly

 AUTOMATIC    [ ] Ave Maria Growth Fund             $ ____________          [ ] monthly           [ ] quarterly
 WITHDRAWAL
   OPTION     [ ] Ave Maria Bond Fund (Class R)     $ ____________          [ ] monthly           [ ] quarterly

              I would like to receive payments from the above mutual fund account(s):

              [ ] By check to my address of record

              [ ] By electronic transfer to my bank account shown above

              =========================================================================================================

              You must complete this section if you want to wire your initial payment; have distributions wired to your bank account; establish an Automatic Investment Plan; or establish an Automatic Withdrawal Plan.

              Please attach a voided check from your bank account.

   BANK       Bank Name _______________________________________________________________________________________________
  ACCOUNT
INFORMATION   Bank Address ____________________________________________________________________________________________

              Bank Account Number _____________________________________________________________________________________

              Bank Transit Number _____________________________________________________________________________________

              As a convenience, I  hereby request and  authorize  the above-named institution  to pay and charge to  my account  electronic  payments  orders  drawn on my account and payable to Schwartz Investment Trust. This authority  is  to  remain  in  effect  until  revoked by me, in writing. I further agree that if any such payment order  be dishonored, whether with or without cause, and  whether intentionally or inadvertently, the above bank shall be under no liability whatsoever.

              =========================================================================================================

              Application must be signed in order to establish an account.

              Unless otherwise noted, each joint  owner shall  have full authority to act on  behalf of the account. By signing below, I certify that I have received a copy of the Fund's current prospectus, that I am of legal age, and that I have the full authority and legal capacity of the organization named  below, to make this investment and to use  the options selected above. I  appoint Ultimus Fund Solutions, LLC as  my agent to
 SIGNATURES   enter order for  shares, to  receive dividends and distributions for automatic reinvestment in additional
     AND      shares of the Fund for credit to my  account and to surrender for redemption shares held in my account in
CERTIFICATION accordance with any of the procedures elected above  or for payment  of service charges incurred by me. I further agree that Ultimus Fund Solutions, LLC can cease to act as such an agent upon  ten days notice in writing to me at the address listed in this application.  I hereby ratify any instructions given pursuant to this Application and for myself and  my successors and  assigns do hereby release  the  Fund, Schwartz
              Investment Counsel, Inc.,  Ultimus  Fund  Solutions,  LLC,  Schwartz  Fund  Distributors, Inc., and their respective  officers, employees, and  agents and affiliates from any and all liability in the performance of the acts instructed herein.

              Under the penalty of perjury,  I certify that:  (1) the Social Security Number or Taxpayer Identification
              Number shown on this form is my  correct Social Security  Number or Taxpayer Identification Number. (2) I
              am not subject to backup withholding either because I am  exempt from backup withholding, I have not been notified by the Internal Revenue Service (IRS) that  I am subject to  backup withholding as a result of a failure to  report  all  interest or dividends, or the IRS has notified me that I am no longer subject to backup  withholdings,  and (3) I  am  a  U.S. Person (including a U.S. Resident Alien). (Cross out item 2 above if you have been notified by the IRS that you currently are subject to backup withholding.) The IRS does not require your consent to any provision of this document other that the certifications required to avoid backup withholding.

              Signature of Individual, Trustee __________________________________________________  Date _______________

              Signature of Joint Owner, Co-Trustee ______________________________________________  Date _______________

              =========================================================================================================
              For Broker-Dealer Use Only

              Name of Broker-Dealer ___________________________________________________________________________________
BROKER-DEALER
 INFORMATION  Firm Number _____________________________________________________________________________________________

              Home Office Address _____________________________________________________________________________________

              Branch Address __________________________________________________________________________________________

              Branch Number ___________________________________________________________________________________________

              Representative ______________________________________________ Representative Number _____________________

              Representative Signature ________________________________________________________________________________

              =========================================================================================================
A2

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             AVE MARIA MUTUAL FUNDS

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-888-726-9331.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.



File No. 811-7148



               SCHWARTZ INVESTMENT COUNSEL, INC. ESTABLISHED 1980

                                 [Logo omitted]
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                                  248-644-8500
                             www.schwartzinvest.com

                                                                      PROSPECTUS

                                                                     May 1, 2003


                           Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301
                                 (248) 644-8500

                              SCHWARTZ VALUE FUND

================================================================================

                             INVESTMENT OBJECTIVE:
                         Long-term capital appreciation

                              MINIMUM INVESTMENT:
                           Initial purchase - $10,000


The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.


This Prospectus has the information about the Fund that you should know before investing. You should read the Prospectus and keep it for future reference.


                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary .......................................................   2
Expense Information .......................................................   5
Investment Objective, Investment Strategies and Risk Considerations .......   6
How to Purchase Shares ....................................................   7
How to Redeem Shares ......................................................   8
Dividends and Distributions ...............................................   9
Taxes .....................................................................  10
Operation of the Fund .....................................................  10
Calculation of Share Price ................................................  11
Financial Highlights ......................................................  12
Account Application .......................................................  13
Shareholder Privacy Policy ................................................  15
--------------------------------------------------------------------------------

       FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

                        GREGORY J. SCHWARTZ & CO., INC.
                           Bloomfield Hills, Michigan
                                 (248) 644-2701

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital  appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests primarily in common stocks. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.

The Adviser intends to hold securities for an average of 3 to 5 years. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.


The Fund may invest in securities of companies of all sizes, although emphasis is placed on small and medium-sized companies because the Adviser believes these companies are more likely to offer superior opportunities for capital appreciation.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to the market and its peers. It is the Adviser's expectation that these companies will ultimately be recognized by the market and thus appreciate in value. If the market does not recognize these companies, their stock prices may remain stable or decrease in value.

Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

PERFORMANCE SUMMARY


The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


The bar chart includes performance of the Fund's predecessor, RCM Partners Limited Partnership, prior to July 20, 1993. It should be noted that: (1) the quoted performance data includes performance for periods before the Securities Act registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act and restrictions of Subchapter M of the Internal Revenue Code; and (3) if the Fund had been registered under the 1940 Act and subject to Subchapter M of the Internal Revenue Code during such periods, performance may have been adversely affected.



                               [GRAPHIC OMITTED]


  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  20.5%  -6.77%  16.89%  18.27%  28.04% -10.38%  -2.45%   9.27%  28.09%  -14.91%

During the period shown in the bar chart, the highest return for a quarter was 20.12% during the quarter ended June 30, 2001 and the lowest return for a quarter was -18.13% during the quarter ended September 30, 2002.

The Fund's year-to-date return through March 31, 2003 is -6.68%.


The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


The table below shows how the Fund's average annual total returns since its initial public offering compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                           Since Inception
                                                   One Year    Five Years  (July 20, 1993)
                                                   --------    ----------  ---------------

SCHWARTZ VALUE FUND
  Return Before Taxes ..........................    -15.76%       0.81%        6.93%
  Return After Taxes on Distributions ..........    -15.76%      -0.14%        5.16%
  Return After Taxes on Distributions
   and Sale of Fund Shares .....................    -9.68%        0.59%        5.20%

RUSSELL 2000 INDEX* (reflects no
  deduction for fees, expenses, or taxes) ......    -20.48%      -1.36%        6.78%


* The Russell 2000 Index, representing approximately 8% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases ...............................   None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the net asset value at the time redeemed,
 whichever is less).....................................................    1%*
Sales Charge (Load) Imposed on Reinvested Dividends ....................   None
Redemption Fee .........................................................   None

* The contingent deferred sales load applies only if shares are redeemed within one year of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees ........................................................  1.50%

Other Expenses .........................................................  0.45%
                                                                        -------
Total Annual Fund Operating Expenses ...................................  1.95%
                                                                        =======




EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 Year       $  298
                             3 Years         612
                             5 Years       1,052
                            10 Years       2,275


You would pay the following expenses if you did not redeem your shares:


                             1 Year       $  198
                             3 Years         612
                             5 Years       1,052
                            10 Years       2,275

INVESTMENT OBJECTIVE, INVESTMENT
STRATEGIES AND RISK CONSIDERATIONS
================================================================================
The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, or other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value.

The Fund will typically invest a substantial portion of its assets in small and mid-capitalization companies. While small and mid-cap companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

For  temporary  defensive  purposes,  the  Fund  may  from  time to time  have a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund's ability to achieve its investment objective.

HOW TO PURCHASE SHARES
================================================================================
Your initial investment in the Fund ordinarily must be at least $10,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of the Fund may be purchased or sold through the Charles Schwab & Co., Inc. Mutual Fund MarketplaceTM and through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Provided the Trust has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-726-0753) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.


CONTINGENT DEFERRED SALES LOAD. Shares of the Fund are subject to a contingent deferred sales load of 1% on redemptions made within one year of their purchase. The contingent deferred sales load will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the shares being redeemed, or (2) the net asset value of such shares at the time they are redeemed. A contingent deferred sales load will not be imposed upon redemptions of shares held for more than one year. Subject to federal securities laws, the Adviser may pay from its own resources compensation of up to 1% of the purchase amount to your broker, investment adviser, financial planner or financial institution at the time you purchase shares.

The contingent deferred sales load will not be imposed upon accounts established by investment advisory clients of the Adviser, or by Trustees and officers of the Trust, or by organizations or retirement plans affiliated with the forgoing individuals. The contingent deferred sales load is also waived in connection with required distributions from IRA accounts due to the shareholder reaching age 70 1/2. The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Fund may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is waived with respect to shares of the Fund held through accounts (i) established under "wrap" or other fee-based programs sponsored and maintained by registered investment advisers, broker-dealers or other financial intermediaries and approved by the Fund's principal underwriter, and (ii) self-directed defined contribution employee benefit plans (for example, 401(k) plans).

All sales loads imposed on redemptions are paid to the Fund's principal underwriter. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing capital appreciation of the shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, or by bank wire or through your broker-dealer. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Fund's offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.

ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.


If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.


HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed over any 30-day period have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within

30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.


Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share  Option  -- income   distributions   and   capital   gains   distributions
                  reinvested in additional shares.

Income Option  -- income distributions paid in cash; capital gains distributions reinvested in additional shares.

Cash Option    -- income  distributions  and  capital  gains distributions  paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most of its distributions to be in the form of capital gains.


Distributions  of net  investment  income and net  realized  short-term  capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisor about the tax consequences of distributions and redemptions from the Fund.

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1988 and has approximately $330 million of assets under management as of December 31, 2002. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser. Mr. Schwartz is, and since the Fund's inception has been, primarily responsible for managing the Fund's portfolio.

The Fund pays the Adviser a fee at the annual rate of 1.5% of the average value of its daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

Schwartz Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of shares of the Fund. The Fund may be distributed through other broker-dealers as well.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=====================================================================================================================
                                                                            YEAR ENDED DECEMBER 31,
                                                       2002         2001         2000        1999         1998
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .............  $  23.74     $  20.62     $  19.74     $  21.50     $  23.99
                                                    --------     --------     --------     --------     --------

Income (loss) from investment operations:
  Net investment loss ............................     (0.21)       (0.12)       (0.01)       (0.15)       (0.09)
  Net realized and unrealized gains
   (losses) on investments .......................     (3.33)        5.91         1.84        (0.38)       (2.40)
                                                    --------     --------     --------     --------     --------
Total from investment operations .................     (3.54)        5.79         1.83        (0.53)       (2.49)
                                                    --------     --------     --------     --------     --------

Less distributions:
 From net realized gains on investments ..........      --          (2.67)       (0.92)       (1.05)        --
 In excess of net realized gains on investments ..      --          (0.00)       (0.03)       (0.18)        --
                                                    --------     --------     --------     --------     --------
Total distributions ..............................      --          (2.67)       (0.95)       (1.23)        --
                                                    --------     --------     --------     --------     --------

Net asset value at end of year .....................$  20.20     $  23.74     $  20.62     $  19.74     $  21.50
                                                    ========     ========     ========     ========     ========

Total return .......................................  ( 14.9)%       28.1%         9.3%       ( 2.5)%     ( 10.4)%
                                                    ========     ========     ========     ========     ========

Ratios/Supplementary Data:
Ratio of expenses to average net assets ............    1.95%        2.04%        2.10%        2.05%        1.94%
Ratio of net investment loss to
 average net assets ................................   (0.98)%      (0.62)%      (0.06)%      (0.61)%     ( 0.39)%

Portfolio turnover rate ............................     103%         103%          70%          59%          54%

Net assets at end of year (000's) ..................$ 44,261     $ 50,031     $ 35,949     $ 41,672     $ 62,697




SCHWARTZ VALUE FUND                                                  ACCOUNT NO.____________________________________________
ACCOUNT APPLICATION                                                                       (For Fund Use Only)

Please mail completed account application to:

     Ultimus Fund Solutions, LLC                                          -------------------------------------------------
     P.O. Box 46707                                                       |  FOR BROKER/DEALER USE ONLY                   |
     Cincinnati, Ohio 45246-0707                                          |  Firm Name: ________________________________  |
                                                                          |  Home Office Address:_______________________  |
                                                                          |  Branch Address:____________________________  |
                                                                          |  Rep Name & No.:____________________________  |
                                                                          |  Rep. Signature:____________________________  |
                                                                          -------------------------------------------------

================================================================================================================================
Initial Investment of $_______________________($10,000 minimum)

[  ] Check or draft enclosed payable to the Schwartz Value Fund.

[  ] Bank Wire From:______________________________________________________________
================================================================================================================================
ACCOUNT NAME                                                                            S.S. #/TAX l.D.#

__________________________________________________________________________________     _________________________________________
  Name of Individual, Corporation, Organization, or Minor, etc.                        (In case of custodial account
                                                                                        please list minor's S.S.#)

__________________________________________________________________________________      Citizenship:
  Name of Joint Tenant, Partner, Custodian                                              [ ] U.S.
                                                                                        [ ] Other________________________________

ADDRESS                                                                                 Phone

__________________________________________________________________________________      _________________________________________
  Street or P.O. Box                                                                    Business Phone

__________________________________________________________________________________      _________________________________________
  City                                    State          Zip                            Home Phone

Check Appropriate Box:[ ]Individual [ ]Joint Tenant(Right of survivorship presumed) [ ]Corporation [ ]Trust [ ]Custodial [ ]Other

Occupation and Employer Name/Address:____________________________________________________________________________________________


Date of Birth ____/____/____  Are you an associated person of an NASD member?  [ ] Yes   [ ]No   Mother's Maiden Name ______________

=================================================================================================================================
TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties of perjury I certify that the  Taxpayer  Identification  Number listed above is my correct  number and that I am a U.S.  person  (including a U.S.  resident  alien).  I understand that the Internal  Revenue
Service does not require my consent to any  provision of this  document  other  than  the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup  withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
    subject  to  backup  withholding  because  I have not been  notified  that I am  subject  to backup  withholding as a result of a failure to report all interest or dividends; or the  Internal  Revenue  Service  has  notified  me that  I am no longer subject to backup withholding.
[ ] I certify under  penalties of perjury that a Taxpayer Identification  Number has not been issued to me and I  have mailed or delivered an  application to receive a Taxpayer  Identification  Number to the Internal  Revenue  Service Center  or  Social
    Security  Administration  Office.  I  understand   that  if I do not provide a Taxpayer Identification Number within 60 days that 30% of all  reportable  payments  will be withheld  until I provide a number.
================================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[ ] Share Option   -- Income distributions and capital gains distributions automatically reinvested in additional shares.
[ ] Income Option  -- Income distributions and short-term  capital  gains distributions paid  in  cash, long-term capital gains distributions reinvested in additional shares.
[ ] Cash Option    -- Income distributions and capital gains distributions paid in cash.
             [ ] By Check   [ ] By ACH to my bank checking or savings account.  PLEASE ATTACH A VOIDED CHECK.

================================================================================================================================
Signatures
By signature below each investor  certifies that he has received a copy of the Fund's current  Prospectus,  that he is of legal age, and that he has full  authority and legal  capacity for himself or the  organization  named below, to make this investment and to use the options  selected above. The  investor  appoints  Ultimus  Fund Solutions,  LLC as his agent to enter orders for shares,  to receive  dividends and  distributions  for automatic  reinvestment  in additional  shares of the Fund for credit to the investor's  account and to surrender for redemption shares held in the investor's  account  in  accordance  with any of the procedures elected above or for payment of service charges incurred by the investor.  The investor  further agrees that Ultimus
Fund  Solutions, LLC can cease to act  as such agent  upon ten days' notice in writing to the investor at the address contained in this  Application.  The  investor hereby  ratifies  any  instructions  given  pursuant to this  Application  and for himself and his successors and assigns does hereby release the Fund, Schwartz  Investment  Counsel,  Inc., Ultimus Fund Solutions, LLC,
Schwartz  Fund  Distributors,  Inc.  and  their  respective  officers,  employees,  agents  and  affiliates  from  any  and all liability in the performance of the acts instructed herein.


By: __________________________________________________________         _________________________________________________________
                      Signature & Title                                                          Date


By: __________________________________________________________         _________________________________________________________
                      Signature & Title                                                          Date


           NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE RESOLUTION FORM ON THE REVERSE SIDE.
            UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.




                                                                                                                            13


RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED:  That  this  corporation  or  organization  become  a  shareholder  of  the Schwartz  Value  Fund (the Fund) and that

_______________________________________________________________________________________________________________________________
is (are) hereby  authorized to complete and execute the  Application on behalf of the  corporation or  organization and to take any  action  for  it as  may  be  necessary or  appropriate  with  respect to its shareholder  account with the Fund, and it is
FURTHER  RESOLVED:  That any one of the above noted  officers is  authorized  to sign any  documents  necessary  or appropriate to appoint Ultimus Fund  Solutions,  LLC as redemption  agent of the  corporation or  organization  for  shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                                    CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


________________________________________________________________________________________________________________________________
                                                      (Name of Organization)

incorporated or formed under the laws of________________________________________________________________________________________
                                                             (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                             NAME                                                             TITLE

_____________________________________________________________     _______________________________________________________________

_____________________________________________________________     _______________________________________________________________

_____________________________________________________________     _______________________________________________________________

Witness my hand and seal of the corporation or organization this ________day of_____________________, 20_____




_____________________________________________________________     _______________________________________________________________
                   *Secretary-Clerk                                            Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


================================================================================


                           SHAREHOLDER PRIVACY POLICY
================================================================================

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Schwartz Fund Distributors, Inc., the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."


WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE  CONFIDENTIALITY  OF YOUR NONPUBLIC PERSONAL
INFORMATION,   CALL   1-248-644-8500   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================



                                    SCHWARTZ
                                   VALUE FUND

                               [GRAPHIC OMITTED]

                           SCHWARTZ INVESTMENT TRUST
                           -------------------------
                                   PROSPECTUS



                                   May 1, 2003


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SCHWARTZ INVESTMENT TRUST
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
248-644-8500

BOARD OF TRUSTEES
Donald J. Dawson, Jr.      Sidney F. McKenna
Fred A. Erb                George P. Schwartz, CFA
Bowie K. Kuhn              Gregory J. Schwartz
John J. McHale


OFFICERS
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President and Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Theresa A. Minogue, CPA, Assistant Treasurer
Mark J. Seger, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President


INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
SCHWARTZ FUND DISTRIBUTORS, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

TRANSFER AGENT
ULTIMUS  FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio  45246-0707
---------------------------------------------
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-726-0753.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-7148

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2003


                              AVE MARIA GROWTH FUND
                               AVE MARIA BOND FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund (the "Funds"). The Funds are each a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2003, as it may from time to time be revised.


     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Funds toll-free at 888-726-9331. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS

THE TRUST.................................................................... 3

INVESTMENT POLICIES AND RISK CONSIDERATIONS.................................. 4

INVESTMENT LIMITATIONS.......................................................15

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD...........................17

THE INVESTMENT ADVISER.......................................................21

THE SUB-ADVISER..............................................................23

SHAREHOLDER SERVICING PLAN...................................................24

THE DISTRIBUTOR..............................................................25

SECURITIES TRANSACTIONS......................................................25

PORTFOLIO TURNOVER...........................................................26

CALCULATION OF SHARE PRICE...................................................26

SPECIAL SHAREHOLDER SERVICES.................................................27

TAXES........................................................................29

REDEMPTION IN KIND...........................................................30

HISTORICAL PERFORMANCE INFORMATION...........................................30

CUSTODIAN....................................................................32

AUDITORS.....................................................................32

LEGAL COUNSEL................................................................32

TRANSFER AGENT...............................................................32

APPENDIX.....................................................................33

THE TRUST

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers four series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Growth Fund and the Ave Maria Bond (individually a "Fund" and together the "Funds"). Information relating to the Ave Maria Catholic Values Fund and the Schwartz Value Fund may be found in separate Statements of Additional Information. Each Fund has its own investment strategies and policies.

     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     The Ave Maria Bond offers both Class R shares and Class I shares. Each Class of shares represent an interest in the same assets of the Ave Maria Bond Fund, have the same rights and are identical in all material respects except that (1) Class R shares bear the expense of higher distribution fees; (2) certain other Class specific expenses may be borne solely by the Class to which such expenses are attributable, including printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each Class has exclusive voting rights relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares at a future date.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     The Prospectus  describes the Funds'  principal  investment  strategies and
risks.   This  section   expands  upon  that   discussion   and  also  discusses
non-principal investment strategies and risks.

                              Temporary Investments

     For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash and high-quality money market obligations. Money market securities include short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

     The Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the Adviser to be of comparable quality. Each Fund may also invest in United States Treasury Bills and Notes, and certificates of deposit of domestic branches of U.S. banks.

     The Funds may invest in repurchase agreements issued by banks and certain non-bank broker-dealers. In a repurchase agreement, a Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. When entering into repurchase agreements, a Fund must hold an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement can be considered as a loan collateralized by the security purchased. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In that event, a Fund may experience delays, increased costs and a possible loss. Repurchase agreements will be acquired in accordance with procedures established by the Funds' Board of Trustees which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

                          Lending Portfolio Securities

     Each of the Funds may lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

     Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Funds' investment adviser, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

     The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

     In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custodian fees for services in connection with lending of securities.

                             When-Issued Securities

     The Ave Maria Bond Fund may purchase securities on a forward commitment or when-issued basis, which means that the price of the securities is fixed at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. Interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if the Adviser deems it advisable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date.

     When the Fund purchases securities on a when-issued basis, it will maintain with the Fund's custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when- issued transactions. When-issued securities may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase.

                               Foreign Securities

     Each of the Funds may invest up to 5% of its total assets in securities of foreign issuers that are either U.S. dollar-denominated or in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. Each of the Funds, however, will not invest more than 10% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Funds may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations in which their respective portfolio managers consider as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                   Mortgage-Backed and Asset-Backed Securities

     The Ave Maria Bond Fund may invest in Mortgage-Backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities;
(ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities as well as other asset-backed securities are described below.

     GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The Guaranteed Government Agency Mortgage-Backed Securities in which the Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

     PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMO's and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Ave Maria Bond Fund will not invest in such high-risk derivative mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Ave Maria Bond Fund may enter into mortgage "dollar rolls" in which the Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Ave Maria Bond Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

     ASSET-BACKED SECURITIES. Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

     MISCELLANEOUS. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

     Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

                               Illiquid Securities

     Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 5% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Trustees. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees, with the assistance of the Adviser and/or Sub-Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

                           U.S. Government Securities

     Each of the Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                             Zero Coupon Securities

     The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than to other types of debt securities having similar maturities and credit qualities.

                               Hedging Instruments

     The Ave Maria Bond Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When the Fund buys a Debt Future, it agrees to take delivery of a specific type of debt security at a specific future date for a fixed price; when it sells a Debt Future, it agrees to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The Fund may purchase puts but only if (i) the investments to which the puts relate are Debt Futures; and (ii) the puts are traded on a domestic commodities exchange. Such puts need not be protective (i.e., the Fund need not own the related Debt Futures). The Ave Maria Bond Fund may write covered puts on Debt Futures. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. The Fund may purchase calls and write calls but only if (i) the investments to which the calls relate are Debt Futures; and (ii) the calls are traded on a domestic commodities exchange.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a Futures Commission Merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of a party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

     WRITING CALL AND PUT OPTIONS. When the Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts.

     To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Ave Maria Bond Fund may only write covered puts. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     COMBINED OPTION POSITIONS. The Ave Maria Bond Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments. The Fund may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain U.S. Government securities, cash or liquid securities in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Ave Maria Bond Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the following representations:

     (1) The Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold positions in futures contracts or options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and losses on any such contracts (subject to limited exclusions for options that are in-the-money at the time of purchase); and

     (2) The Fund will not market participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodities futures or commodity option markets.

     SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transactions costs to which the Ave Maria Bond Fund would not be subject absent the use of these strategies. If the Fund's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of Debt Futures and options on Debt Futures include (i) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (ii) imperfect correlation between the price of options and Debt Futures and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     2. Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Bond Fund may (i) enter into interest rate swap transactions; (ii) purchase or sell futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (iv) write or invest in put or call options; and (v) enter into foreign currency exchange contracts.

     3. Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

     4. Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

     5. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Neither Fund will make loans, except through (i) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (ii) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

     7. Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     8. Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

     9. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

     10.  Neither  Fund  will  purchase  or  sell   commodities  or  commodities
contracts, except that the Bond Fund may enter into futures contracts and options on futures contracts.

     Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

     1. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

     2. Neither Fund will invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

     3. Neither Fund will purchase securities of other investment companies (as defined in the 1940 Act), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.

     4. Neither Fund's investments in illiquid securities will exceed 5% of the value of its net assets.

     5. Neither Fund will make investments for the purpose of exercising control or management of any company.

     6. Neither Fund's investment in warrants, valued at the lower of cost or market, will exceed 5% of the total value of the Fund's net assets. Included within that amount, but not to exceed 2% of the total value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.


     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and investments in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.


TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD            PAST 5 YEARS AND             OVERSEEN BY
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST         DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE

*Gregory J. Schwartz (age 61)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz &         4
3707 W. Maple Road                                                         Co.,     Inc.    (a     registered
Bloomfield Hills, MI  48301                                                broker-dealer)     and    Schwartz
                                                                           Investment Counsel,  Inc.; partner
                                                                           of G&G  Management  (a hedge  fund
                                                                           manager) and Schwartz  Devine Land
                                                                           Co.   (a   real   estate   holding
                                                                           company)

*George P. Schwartz, CFA (age 58)     Since Aug. 1992   President/Trustee  President  of Schwartz  Investment         4
3707 W. Maple Road                                                         Counsel,   Inc.;  partner  of  G&G
Bloomfield Hills, MI  48301                                                Management   and   Schwartz-Devine
                                                                           Land Co.

*Bowie K. Kuhn (age 76)               Since April 2001  Trustee            President   of  The   Kent   Group         4
136 Teal Pointe Lane                                                       (business,  sports  and  financial
Ponte Vedra Beach, FL  32082                                               consultant);    trustee   of   the
                                                                           National  Baseball  Hall  of  Fame
                                                                           and Museum

Independent Trustees:

Donald J. Dawson, Jr. (age 56)        Since Jan. 1993   Trustee            Chairman   of   Payroll   1,  Inc.         4
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

Fred A. Erb (age 80)                  Since April 1994  Trustee            Chairman   and   Chief   Executive         4
800 Old North Woodward                                                     Officer of  Edgemere  Enterprises,
Bloomfield Hills, MI  48009                                                Inc.  (a  real  estate   company);
                                                                           Chairman of D.I.Y.  Home Warehouse
                                                                           (a   retail   building    supplies
                                                                           company)


John J. McHale (age 81)               Since Jan. 1993   Trustee            Retired  President of the Montreal         4
2014 Royal Fern Court                                                      Expos (baseball team);  Trustee of
Palm City, FL  34990                                                       the  National   Baseball  Hall  of
                                                                           Fame and Museum


Sidney F. McKenna (age 80)            Since Jan. 1993   Trustee            Retired  Senior Vice  President of         4
1173 Banbury Circle                                                        United  Technologies   Corporation
Bloomfield Hills, MI  48302                                                (manufacturer  of aircraft engines
                                                                           and other industrial products)

Executive Officers:

Richard L. Platte, Jr., CFA (age 52)  Since Jan. 1993   Vice President     Executive Vice President,
3707 W. Maple Road                                      and Secretary      Secretary and Treasurer of
Bloomfield Hills, MI 48301                                                 Schwartz Investment Counsel,
                                                                           Inc.; adjunct faculty member,
                                                                           Lawrence Technological University

Timothy S. Schwartz (age 31)          Since April 2000  Treasurer          Vice President of Schwartz
3707 W. Maple Road                                                         Investment Counsel, Inc.
Bloomfield Hills, MI  48301

*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are Donald J. Dawson, Jr., Fred A. Erb, John J. McHale and Sidney F. McKenna.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2002. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.


     TRUSTEES' OWNERSHIP OF FUND SHARES. The following tables show each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2002.


                                 Dollar Range of           Aggregate Dollar
                                Fund Shares Owned        Range of Shares of All
Name of Trustee                     by Trustee         Funds Overseen by Trustee
--------------------------------------------------------------------------------
Gregory J. Schwartz                   None                   over $100,000
George P. Schwartz, CFA               None                   over $100,000
Bowie K. Kuhn                         None                   over $100,000
Donald J. Dawson, Jr.                 None                  $50,001-$100,000
Fred A. Erb                           None                   over $100,000
John J. McHale                        None                  $50,001-$100,000
Sidney F. McKenna                     None                   over $100,000

     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that the each Fund's investments are consistent with the core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser and/or Sub-Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

     The Funds only invest in equity securities and corporate debt securities if they meet the Funds' religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

     His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

     The following is a list of the members of the Catholic Advisory Board:

                                                Length of                      Principal Occupation(s) During
  Name, Address and Age                        Time Served                              Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
Bowie K. Kuhn, Chairman (age 76)            Since April 2001       President  of  The  Kent  Group  (business,  sports  and
136 Teal Pointe Lane                                               financial   consultant);   trustee   of   the   National
Ponte Vedra Beach, FL 32082                                        Baseball Hall of Fame and Museum

Thomas S. Monaghan (age 66)                 Since April 2001       Chairman  of the  Ave  Maria  Foundation  (a  non-profit
One Ave Maria Drive                                                foundation  supporting  Roman  Catholic  organizations);
Ann Arbor, MI 48105                                                Chairman  of  Domino's  Farms  Corp.;  prior to December
                                                                   1998,  Chairman and Chief Executive  Officer of Domino's
                                                                   Pizza, Inc.

Michael J. Novak (age 69)                   Since April 2001       Theologian,    author,   columnist   and   former   U.S.
1150 17th Street, NW                                               ambassador;  Director  of Social and  Political  Studies
Washington, DC 20015                                               of the American Enterprise Institute

Paul R. Roney (age 45)                      Since April 2001       Executive   Director   of  the  Ave  Maria   Foundation;
One Ave Maria Drive                                                President  of Domino's  Farms  Corp.;  prior to December
Ann Arbor, MI 48105                                                1998, Treasurer of Domino's Pizza, Inc.

Phyllis Schlafy (age 78)                    Since April 2001       Author,  columnist and radio  commentator;  President of
7800 Bonhomme Avenue                                               Eagle Forum (an organization  promoting conservative and
St. Louis, MO 63105                                                pro-family values)

Thomas J. Sullivan (age 68)                 Since April 2001       Retired  Executive  Vice  President  of the McGraw- Hill
401 Washington Avenue                                              Companies
Avon-by-the-Sea, NJ 07717


     The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.


     COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser, Sub-Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser, Sub-Adviser or the Distributor receives from the Trust an annual retainer of $4,000, payable quarterly, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees and $750 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Each member of the Catholic Advisory Board receives a fee of $1,000 for each Advisory Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid by the Trust during 2002 to Trustees and members of the Catholic Advisory Board (CAB):

                                                                                            Total
                        Aggregate            Pension or           Estimated Annual      Compensation
                      Compensation           Retirement             Benefits Upon       From the Funds
Name and Position    From the Funds       Benefits Accrued           Retirement        and Fund Complex
-----------------------------------------------------------------------------------------------------------
Gregory J. Schwartz       None                 None                    None                  None
   Chairman/Trustee
George P. Schwartz        None                 None                    None                  None
   President/Trustee
Donald J. Dawson          None                 None                    None                 $7,000
   Trustee
Fred A. Erb               None                 None                    None                 $7,000
   Trustee
Bowie K. Kuhn             None                 None                    None                 $6,500
   Trustee/CAB Member
John J. McHale            None                 None                    None                 $7,000
   Trustee
Sidney F. McKenna         None                 None                    None                 $7,000
   Trustee
Thomas S. Monaghan        None                 None                    None                 $1,000
   CAB Member
Michael J. Novak          None                 None                    None                 $1,000
   CAB Member
Paul R. Roney             None                 None                    None                 $1,000
   CAB Member
Phyllis Schlafly          None                 None                    None                 $1,000
   CAB Member
Thomas J. Sullivan        None                 None                    None                 $1,000
   CAB Member

THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investment process. The Ave Maria Growth Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.3% of its average daily net assets.

     Each Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of each Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.


     The Adviser has contractually agreed to waive a portion of its advisory fees or to reimburse the Funds' operating expenses to the extent necessary so that the Ave Maria Growth Fund's ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) do not exceed an amount equal to 1.5% annually of its average net assets, and so that the Ave Maria Bond Fund's ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) do not exceed an amount equal to 0.70% and 0.30% annually of its average net assets allocable to Class R shares and Class I shares, respectively. This expense limitation agreement remains in effect until at least May 1, 2007. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund.

     By their terms, the Advisory Agreements will remain in force until April 30, 2005 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered. The Trustees also considered the business reputation of the Adviser and its financial resources. In evaluating each Fund's proposed advisory fees, the Trustees took into account the complexity of the investment management of such Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement for each Fund was in the best interest of such Fund.

THE SUB-ADVISER
---------------

     The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the "Sub-Adviser") to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.

     Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.4% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser's fee will be reduced by a portion (40%) of any fee waivers or expense reimbursements by the Adviser with respect to the Ave Maria Growth Fund.


     By its terms, the Sub-Advisory Agreement will remain in force until April 30, 2005 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Ave Maria Growth Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or the Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Sub-Adviser, the resources dedicated by the Sub-Adviser to performing services for the Fund, the financial condition and business reputation of the Sub-Adviser, the experience and performance of the Sub-Adviser in managing portfolios in a style similar to that of the Fund, and the reasonableness of the fees charged by the Sub-Adviser. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser and the Sub-Adviser. The Trustees concluded, in light of a weighing and balancing of all factors considered, that the Sub-Advisory Agreement was in the best interest of the Ave Maria Growth Fund.


SHAREHOLDER SERVICING PLAN
--------------------------

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") to permit the Funds to pay compensation to broker-dealers and other financial intermediaries whose clients invest in the Funds. The Funds may incur expenses under the Plan in an amount not to exceed .25% per annum of the average daily net assets of the Ave Maria Growth Fund and the Ave Maria Bond Fund allocable to Class R shares and .10% per annum of the average daily net assets of the Ave Maria Bond Fund allocable to Class I shares. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personal and account maintenance services to Fund shareholders.


     The Plan will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"). The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent Trustees. In the event the Plan is terminated in accordance with its terms, the Funds will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     Expenditures made under the Plan will not benefit all shareholders equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of each Fund's assets for service fees under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

THE DISTRIBUTOR
---------------

     Schwartz Fund Distributors, Inc. (the "Distributor"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is a wholly-owned subsidiary of the Adviser and the principal underwriter of shares of the Funds. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.


     By its terms, the Underwriting Agreement will remain in force until January 28, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Distributor. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Gregory J. Schwartz, George P. Schwartz, Timothy S. Schwartz and Richard L. Platte, Jr. are affiliated persons of both the Trust and the Distributor.

SECURITIES TRANSACTIONS
-----------------------

     Decisions regarding the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Adviser may aggregate purchase and sale orders for a Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser, the Sub-Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

CODE OF ETHICS. The Trust, the Adviser, Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

     Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser/Sub-Adviser believes that portfolio changes are appropriate.


CALCULATION OF SHARE PRICE

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor

Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of each Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

         AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed  within 7 days of the  redemption  date. If the  designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-726-9331 or by writing to:

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

     The contingent deferred sales load is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.

     EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.


     You may request an exchange in writing or by phone (call 1-888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The Funds will assess a contingent deferred sales load on exchanges between any of the Funds if they occur within one year of the original purchase date. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

     The Funds reserve the right to terminate the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registrated owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Funds are required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.


HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n + ERV
Where:

P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV  =   ending  redeemable  value of  a  hypothetical  $1,000  payment  made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Funds may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable contingent deferred sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


     The performance quotations described above are based on historical earnings are are not intended to indicate future performance.


     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Funds' investments. As custodian, the Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Deloitte & Touche LLP, 155 East Broad Street, Columbus, Ohio 43215, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 2003. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements, provides tax compliance services and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and its Independent Trustees.

TRANSFER AGENT
--------------

     The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Ave Maria Growth Fund and the Ave Maria Bond Fund pay Ultimus a fee at the annual rate of 0.15% and 0.10%, respectively, of average daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

APPENDIX
--------

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR CORPORATE BONDS IN THE FUNDS MAY INVEST ARE AS FOLLOW:

         Moody's Investors Service, Inc.
         -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Standard & Poor's Ratings Group
         -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

         Moody's Investors Service, Inc.
         -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Standard & Poor's Ratings Group
         -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2003


                         AVE MARIA CATHOLIC VALUES FUND


     This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2003, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund toll-free at 888-726-9331. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS

THE TRUST.................................................................... 3

INVESTMENT POLICIES AND RISK CONSIDERATIONS.................................. 3

CORPORATE BONDS AND PREFERRED STOCKS......................................... 9

INVESTMENT LIMITATIONS.......................................................12

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD...........................13

THE INVESTMENT ADVISER.......................................................17

SHAREHOLDER SERVICING PLAN...................................................19

THE DISTRIBUTOR..............................................................20

SECURITIES TRANSACTIONS......................................................21

PORTFOLIO TURNOVER...........................................................22

CALCULATION OF SHARE PRICE...................................................22

SPECIAL SHAREHOLDER SERVICES.................................................23

TAXES........................................................................24

REDEMPTION IN KIND...........................................................25

HISTORICAL PERFORMANCE INFORMATION...........................................26

PRINCIPAL SECURITY HOLDERS...................................................28

CUSTODIAN....................................................................28

AUDITORS.....................................................................28

LEGAL COUNSEL................................................................28

TRANSFER AGENT...............................................................28

FINANCIAL STATEMENTS.........................................................29

APPENDIX.....................................................................30

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers four series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Bond Fund (Class R and Class I shares) and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund (the "Fund"). Information relating to the Ave Maria Growth Fund, the Ave Maria Bond Fund and the Schwartz Value Fund may be found in separate
Statements of Additional Information. Each Fund has its own investment strategies and policies.


     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit the Fund's aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See the Appendix to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

         Preferred Stocks
         ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         Convertible Securities
         ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         Under these fundamental limitations, the Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------


     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD            PAST 5 YEARS AND             OVERSEEN BY
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST         DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE
*Gregory J. Schwartz (age 61)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz &         4
3707 W. Maple Road                                                         Co.,     Inc.    (a     registered
Bloomfield Hills, MI  48301                                                broker-dealer)     and    Schwartz
                                                                           Investment Counsel,  Inc.; partner
                                                                           of G&G  Management  (a hedge  fund
                                                                           manager) and Schwartz  Devine Land
                                                                           Co.   (a   real   estate   holding
                                                                           company)

*George P. Schwartz, CFA (age 58)     Since Aug. 1992   President/Trustee  President  of Schwartz  Investment         4
3707 W. Maple Road                                                         Counsel,   Inc.;  partner  of  G&G
Bloomfield Hills, MI  48301                                                Management   and   Schwartz-Devine
                                                                           Land Co.

*Bowie K. Kuhn (age 76)               Since April 2001  Trustee            President   of  The   Kent   Group         4
136 Teal Pointe Lane                                                       (business,  sports  and  financial
Ponte Vedra Beach, FL  32082                                               consultant);    trustee   of   the
                                                                           National  Baseball  Hall  of  Fame
                                                                           and Museum

Independent Trustees:

Donald J. Dawson, Jr. (age 56)        Since Jan. 1993   Trustee            Chairman   of   Payroll   1,  Inc.         4
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

Fred A. Erb (age 80)                  Since April 1994  Trustee            Chairman   and   Chief   Executive         4
44 East Long Lake Road                                                     Officer of  Edgemere  Enterprises,
Bloomfield Hills, MI  48304                                                Inc.  (a  real  estate   company);
                                                                           Chairman of D.I.Y.  Home Warehouse
                                                                           (a   retail   building    supplies
                                                                           company)

John J. McHale (age 81)               Since Jan. 1993   Trustee            Retired  President of the Montreal         4
2014 Royal Fern Court                                                      Expos (baseball team);  Trustee of
Palm City, FL  34990                                                       the  National   Baseball  Hall  of
                                                                           Fame and Museum

Sidney F. McKenna (age 80)            Since Jan. 1993   Trustee            Retired  Senior Vice  President of         4
1173 Banbury Circle                                                        United  Technologies   Corporation
Bloomfield Hills, MI  48302                                                (manufacturer  of aircraft engines
                                                                           and other industrial products)

Executive Officers:

Richard L. Platte, Jr., CFA (age 52)  Since Jan. 1993   Vice President     Executive Vice President,
3707 W. Maple Road                                      and Secretary      Secretary and Treasurer of
Bloomfield Hills, MI 48301                                                 Schwartz Investment Counsel,
                                                                           Inc.; adjunct faculty member,
                                                                           Lawrence Technological University

Timothy S. Schwartz (age 31)          Since April 2000  Treasurer          Vice President of Schwartz
3707 W. Maple Road                                                         Investment Counsel, Inc.
Bloomfield Hills, MI  48301

*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are Donald J. Dawson, Jr., Fred A. Erb, John J. McHale and Sidney F. McKenna.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2002. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2002.


                                 Dollar Range of           Aggregate Dollar
                                Fund Shares Owned        Range of Shares of All
Name of Trustee                     by Trustee         Funds Overseen by Trustee
--------------------------------------------------------------------------------
Gregory J. Schwartz              over $100,000              over $100,000
George P. Schwartz, CFA          over $100,000              over $100,000
Bowie K. Kuhn                    over $100,000              over $100,000
Donald J. Dawson, Jr.                 None                 $50,001-$100,000
Fred A. Erb                     $10,001--$50,000            over $100,000
John J. McHale                    $1--$10,000              $50,001-$100,000
Sidney F. McKenna                     None                  over $100,000

     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that the Fund's investments are consistent with the core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic
Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

     The Fund only invests in equity securities if they meet the Fund's religious and investment objectives and, therefore, the Fund's returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Fund's performance, either positively or negatively.

     His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Fund in any way.

     The following is a list of the members of the Catholic Advisory Board:

                                               Length of                        Principal Occupation(s) During
     Name, Address and Age                    Time Served                                Past 5 Years
---------------------------------------------------------------------------------------------------------------------------

Bowie K. Kuhn, Chairman (age 76)            Since April 2001       President  of  The  Kent  Group  (business,  sports  and
136 Teal Pointe Lane                                               financial consultant);  trustee of the National Baseball
Ponte Vedra Beach, FL 32082                                        Hall of Fame and Museum

Thomas S. Monaghan (age 66)                 Since April 2001       Chairman  of the  Ave  Maria  Foundation  (a  non-profit
One Ave Maria Drive                                                foundation  supporting  Roman  Catholic  organizations);
Ann Arbor, MI 48105                                                Chairman  of  Domino's  Farms  Corp.;  prior to December
                                                                   1998,  Chairman and Chief Executive  Officer of Domino's
                                                                   Pizza, Inc.

Michael J. Novak (age 69)                   Since April 2001       Theologian,    author,   columnist   and   former   U.S.
1150 17th Street, NW                                               ambassador;  Director of Social and Political Studies of
Washington, DC 20015                                               the American Enterprise Institute

Paul R. Roney (age 45)                      Since April 2001       Executive   Director   of  the  Ave  Maria   Foundation;
One Ave Maria Drive                                                President  of Domino's  Farms  Corp.;  prior to December
Ann Arbor, MI 48105                                                1998, Treasurer of Domino's Pizza, Inc.

Phyllis Schlafy (age 78)                    Since April 2001       Author,  columnist and radio  commentator;  President of
7800 Bonhomme Avenue                                               Eagle Forum (an organization  promoting conservative and
St. Louis, MO 63105                                                pro-family values)

Thomas J. Sullivan (age 68)                 Since April 2001       Retired  Executive  Vice  President  of the McGraw- Hill
401 Washington Avenue                                              Companies
Avon-by-the-Sea, NJ 07717


     The Fund will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.


     COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $4,000, payable quarterly, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees and $750 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Each member of the Catholic Advisory Board receives from the Fund a fee of $1,000 for each Advisory Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2002 to Trustees and members of the Catholic Advisory Board (CAB):

                                                                                            Total
                        Aggregate            Pension or           Estimated Annual      Compensation
                      Compensation          Retirement             Benefits Upon        From the Fund
Name and Position     From the Fund       Benefits Accrued           Retirement        and Fund Complex
-----------------------------------------------------------------------------------------------------------
Gregory J. Schwartz       None                 None                    None                  None
   Chairman/Trustee
George P. Schwartz        None                 None                    None                  None
   President/Trustee
Donald J. Dawson         $3,500                None                    None                 $7,000
   Trustee
Fred A. Erb              $3,500                None                    None                 $7,000
   Trustee
Bowie K. Kuhn            $3,750                None                    None                 $6,500
   Trustee/CAB Member
John J. McHale           $3,500                None                    None                 $7,000
   Trustee
Sidney F. McKenna        $3,500                None                    None                 $7,000
   Trustee

Thomas S. Monaghan       $1,000                None                    None                 $1,000
   CAB Member

Michael J. Novak         $1,000                None                    None                 $1,000
   CAB Member

Paul R. Roney            $1,000                None                    None                 $1,000
   CAB Member
Phyllis Schlafly         $1,000                None                    None                 $1,000
   CAB Member

Thomas J. Sullivan       $1,000                None                    None                 $1,000
   CAB Member



THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Fund's investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1% of its average daily net assets. During the fiscal periods ended December 31, 2002 and 2001, the Fund accrued advisory fees of $525,983 and $95,138, respectively; after fee waivers, the Adviser received $426,213 and $37,868, respectively.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.


     The Adviser has contractually agreed to waive a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) do not exceed an amount equal to 1.5% annually of its average net assets. This expense limitation agreement remains in effect until at least May 1, 2004. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided the Fund is able to effect such reimbursement and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund. As of December 31, 2002, the amount available for reimbursement to the Adviser as a result of fee waivers was $157,040. Of this amount, $57,270 must be recaptured prior to December 31, 2004 and $99,770 must be recaptured prior to December 31, 2005, or the amounts are forfeited.


     By its terms, the Advisory Agreement will remain in force until April 26, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


SHAREHOLDER SERVICING PLAN
--------------------------

     The Fund has adopted a Shareholder Servicing Plan (the "Plan") to permit the Fund to pay compensation to broker-dealers and other financial intermediaries whose clients invest in the Fund. The Fund may incur expenses under the Plan in an amount not to exceed .25% per annum of the Fund's average daily net assets. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personal and account maintenance services to Fund shareholders. During the year ended December 31, 2002, the total expenses paid to the Distributor pursuant to the Plan were $131,506.


     The Plan will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent Trustees. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     Expenditures made under the Plan will not benefit all shareholders equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for service fees under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

THE DISTRIBUTOR
---------------

     Schwartz Fund Distributors, Inc. (the "Distributor"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is a wholly-owned subsidiary of the Adviser and the principal underwriter of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     By its terms, the Underwriting Agreement will remain in force until January 28, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Distributor. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     During the year ended December 31, 2002, the Distributor collected $3,673 in contingent deferred sales loads on redemptions of Fund shares.


     Gregory J. Schwartz, George P. Schwartz, Timothy S. Schwartz and Richard L. Platte, Jr. are affiliated persons of both the Trust and the Distributor.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal periods ended December 31, 2002 and 2001, the Fund paid brokerage commissions of $239,221 and $53,177, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2002, the amount of transactions and related commissions directed to brokers because of research services provided were $40,707,353 and $76,274, respectively.


     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal periods ended December 31, 2002 and 2001, the Fund's annualized portfolio turnover rate was 86% and 44%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-726-9331 or by writing to:

                           Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

     The contingent deferred sales load is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.


     EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

     You may request an exchange in writing or by phone (call 1-888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The Funds will assess a contingent deferred sales load on exchanges between any of the Funds if they occur within one year of the original purchase date. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

     The Fund reserves the right to terminate the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers. The Fund will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Fund or adverse effects to other shareholders.


     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registrated owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2002, the Fund had a capital loss carryforward of $4,376,918 for income tax purposes, which expires on December 31, 2010.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Fund is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------


     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV  =   ending  redeemable  value of a  hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.


     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended December 31, 2002:

                                                               Since Inception
                                                  One Year      (May 1, 2001)
                                                  --------      -------------
         Return Before Taxes                      -10.71%          -3.05%
         Return After Taxes on Distributions      -10.71%          -3.11%
         Return After Taxes on Distributions
          and Sale of Fund Shares                  -6.58%          -2.46%


     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable deferred sales load which, if included, would reduce total return. The cumulative return for the Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2002 is -5.04%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of April 1, 2003, Dingle & Co., for the benefit of the Thomas S. Monaghan Trust, 411 West Lafayette, Detroit, Michigan 48275, owned of record 74.1% of the outstanding shares of the Fund. As a result, Thomas S. Monaghan may be deemed to control the Fund. Generally, an individual or entity holding with power to vote more than 50% of the Fund's shares would be able to determine the outcome of any issue submitted to shareholders for a vote.

     As of April 1, 2003, the Trustees and officers of the Fund as a group owned of record or beneficially 2.0% of the outstanding shares of the Fund.



CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. As custodian, the Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Deloitte & Touche LLP, 155 East Broad Street, Columbus, Ohio 43215, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 2003. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.


LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and its Independent Trustees.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.


     During the fiscal periods ended December 31, 2002 and 2001, the Fund paid Ultimus compensation of $79,910 and $32,000, respectively.

FINANCIAL STATEMENTS
--------------------


     The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the annual report of the Fund dated December 31, 2002.

APPENDIX
--------

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group
-------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

SHAREHOLDER ACCOUNTS                                      CORPORATE OFFICES
  c/o Ultimus Fund              [AVE MARIA                3707 W. Maple Road
   Solutions, LLC                CATHOLIC             Bloomfield Hills, MI 48301
   P.O. Box 46707                 VALUES                    (248) 644-8500
Cincinnati, OH 45246            FUND LOGO]                Fax (248) 644-4250
   1-888-726-9331


Dear Shareholder:

The Ave Maria Catholic Values Fund is gaining increased notice from Catholic investors looking for good investment performance without abandoning the core teachings of their Catholic faith. The Fund now has 1,100 shareholders from 45 states who have invested over $60 million dollars.

For the year ended December 31, 2002, the Ave Maria Catholic Values Fund was down 9.8%, while the S&P 500 was down 22.1% and NASDAQ was down 31.6%. 2002 marked the third year in a row that the broad stock market finished down. This hasn't happened in 60 years and only three times in the past two centuries. The Dow Jones Industrial Average and the S&P 500 posted their worst losses since 1977 and 1974, respectively. With three years of declining stock prices, many stocks are severely depressed, which has created the opportunity for those shares to produce high returns in the future.

The investment performance of the Fund since its inception on May 1, 2001, is as follows:

                                      Since 5-1-01 Inception
                                          thru 12-31-02
                                        -----------------
                AVEMX                         - 5.0%
                S&P 500                       -28.7%

This favorable comparison is the result of our disciplined, value-oriented investment philosophy. In addition, no money was invested in companies that blew up. We avoided all of the scandal-ridden companies like Adelphia, Enron, Tyco, Conseco, Global Crossing, WorldCom, UAL, and K-Mart. This bit of good fortune was not by coincidence. As a matter of investment policy, we simply don't speculate on over-priced, debt-laden companies with questionable accounting practices. The Fund's portfolio is composed of well researched, low-risk, profitable, conservatively run companies. (Importantly, none violate the moral guidelines established by our Catholic Advisory Board.) In managing the portfolio, we sidestepped the landmines by avoiding the popular stocks, which had become so overpriced. Buying what's popular can make for good cocktail-party conversation, but it usually produces poor investment results.

Our investment management process involves searching for solid long-term investments. We want strong balance sheets and good earnings growth prospects at a reasonable price. Shareholders can take comfort in knowing that the Fund owns portions of excellent companies and hasn't paid inflated prices. No effort is made to outguess the near-term swings in the stock market. That sort of speculation can't successfully be done consistently, since short-term price moves are caused by unpredictable shifts in investor psychology and by events that cannot be anticipated.

We were fortunate to augment our  analytical  staff during 2002, by hiring Scott
A. Goginsky, CFA from Atlanta, Georgia. As Senior Research Associate, he works to uncover investment opportunities for the Ave Maria Catholic Values Fund. Scott, along with the rest of our talented staff of investment research specialists, analyzes numerous stocks before selections are made for the Fund. Research is crucial to portfolio management success. As Warren Buffett says:

               "The market, like the Lord, helps those who help themselves. But, unlike the Lord, the market does not forgive those who know not what they do."

The Federal Reserve's aggressive interest-rate cuts and the record number of mortgage refinancings have led to increased personal disposable income, which has allowed consumers to support the economy. Indications are that this will continue in 2003. Accordingly, the portfolio is well represented with high-quality retailers and consumer products companies such as Ross Stores, Inc., Brookstone, Inc., and Coach, Inc. Sizeable industrial companies, including Automatic Data Processing, Inc., Esterline Technologies Corporation, and DeVry, Inc., which were added to the portfolio in recent months, should benefit from an increase in capital and IT spending this year. In the financial sector, recent additions include American International Group, Inc. and H&R Block, Inc. Both are industry leaders with extraordinary management teams and are expected to produce above-average growth in earnings and cash flow.

There are many reasons for optimism. The economy finally appears to be responding to the Fed's stimulative monetary policy and corporate earnings are improving. Valuations on equities are at the lowest level in years, and improvements are being made in corporate governance. There is also the very real possibility of changes in the tax code favoring equity ownership. Eliminating the double taxation of dividends would have a very positive impact on capital formation and indirectly reduce the capital-gains tax. The glass is more than half-full for investors willing to look forward instead of backward. An expeditious resolution of the impending war in Iraq could help fuel a bull market in 2003. I am more favorably inclined towards equities than at any time in the past 20 years. Investors may be surprised at how well the U.S. equity market performs over the next few years from its current depressed level. The well-selected value stocks in our portfolio, none of which violate the core teachings of the Catholic Church, may do especially well.

                               With best regards,

                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

January 31, 2003

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT IN THE AVE MARIA CATHOLIC
VALUES FUND AND THE S&P 500 INDEX

Ave Maria Catholic Values Fund
Average Annual Total Returns (a)

1 year (b)             Since Inception (c)
---------              -------------------
 (10.71)%                    (3.05)%

[GRAPHIC OMITTED]

                                         12/02
                                         ------
Ave Maria Catholic Values Fund           $9,496
S&P 500 Index                            $7,128

Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Return includes a contingent deferred sales charge of 1% on redemptions of Fund shares made within one year of their purchase.

(c) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2002.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2002

                                                                  MARKET
SHARES           COMPANY                                          VALUE
------           -----------------------------------            ----------
 65,000          H&R Block, Inc.                                $2,613,000
135,000          Esterline Technologies Corporation              2,385,450
120,000          ProQuest Company                                2,352,000
150,000          Brookstone, Inc.                                2,169,000
 85,000          Sears, Roebuck and Company                      2,035,750
 65,000          Genuine Parts Company                           2,002,000
 75,000          Hibbett Sporting Goods, Inc.                    1,794,000
 52,500          Coach, Inc.                                     1,728,300
 45,000          Health Care Property Investors, Inc.            1,723,500
 20,000          General Dynamics Corporation                    1,587,400

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                        MARKET
   SHARES        COMMON STOCK - 99.8%                                    VALUE
   ------        ------------------------------------------           ----------
                 AEROSPACE/DEFENSE - 10.4%
   135,000       Esterline Technologies Corporation *                 $2,385,450
    20,000       General Dynamics Corporation                          1,587,400
    60,000       Harris Corporation                                    1,578,000
     9,000       Northrop Grumman Corporation                            873,000
                                                                      ----------
                                                                       6,423,850
                                                                      ----------
                 APPAREL & TEXTILES - 2.3%
    40,000       Jones Apparel Group, Inc.*                            1,417,600
                                                                      ----------
                 BUILDING MATERIALS & CONSTRUCTION - 6.6%
   425,000       Champion Enterprises, Inc. *                          1,211,250
   350,000       Crown Pacific Partners, L.P.*                           626,500
   200,000       Fleetwood Enterprises, Inc.*                          1,570,000
    40,000       Monaco Coach Corporation*                               662,000
                                                                      ----------
                                                                       4,069,750
                                                                      ----------
                 BUSINESS & INDUSTRIAL PRODUCTS - 1.5%
     7,500       3M Company                                              924,750
                                                                      ----------

                 BUSINESS SERVICES - 3.1%
    25,000       Concord EFS, Inc. *                                     393,500
   105,000       Neogen Corporation *                                  1,539,405
                                                                      ----------
                                                                       1,932,905
                                                                      ----------
                 COMMUNICATION EQUIPMENT & SERVICES - 4.6%
    17,500       Alltel Corporation                                      892,500
    25,000       CenturyTel, Inc.                                        734,500
    95,400       Hector Communications Corporation *                   1,206,810
                                                                      ----------
                                                                       2,833,810
                                                                      ----------

                                                                       MARKET
   SHARES         COMMON STOCK - 99.8% (CONTINUED)                      VALUE
   ------         ------------------------------------------          ----------
                  CONSUMER PRODUCTS - DURABLES - 3.7%
    70,000        Brunswick Corporation                               $1,390,200
    40,000        Leggett & Platt, Inc.                                  897,600
                                                                      ----------
                                                                       2,287,800
                                                                      ----------
                  CONSUMER PRODUCTS - NONDURABLES - 3.9%
    52,500        Coach, Inc.*                                         1,728,300
    15,000        Fortune Brands, Inc.                                   697,650
                                                                      ----------
                                                                       2,425,950
                                                                      ----------
                  EDUCATION - 1.7%
    65,000        DeVry, Inc.*                                         1,079,650
                                                                      ----------
                  ELECTRONICS - 1.4%
    20,000        Littlefuse, Inc.*                                      337,200
    64,800        Sparton Corporation*                                   511,920
                                                                      ----------
                                                                         849,120
                                                                      ----------
                  ENERGY & MINING - 4.2%
    10,000        Anadarko Petroleum Corporation                         479,000
    27,500        Exxon Mobil Corporation                                960,850
    15,000        Forest Oil Corporation *                               413,400
    75,000        Input/Output, Inc.*                                    318,750
    20,000        Prima Energy Corporation *                             447,200
                                                                      ----------
                                                                       2,619,200
                                                                      ----------
                  ENVIRONMENTAL SERVICES - 1.0%
    75,000        Layne Christensen Company *                            615,000
                                                                      ----------
                  FINANCE - BANKS & THRIFTS - 4.6%
    35,000        BB&T Corporation                                     1,294,650
    27,500        SunTrust Banks, Inc.                                 1,565,300
                                                                      ----------
                                                                       2,859,950
                                                                      ----------




                                                                       MARKET
   SHARES       COMMON STOCK - 99.8% (CONTINUED)                        VALUE
   ------       ------------------------------------------            ----------
                FINANCE - INSURANCE - 2.5%
    17,500      American International Group, Inc.                    $1,012,375
    12,500      American Physicians Capital, Inc.*                       235,125
   100,000      Unico American Corporation                               315,000
                                                                      ----------
                                                                       1,562,500
                                                                      ----------
                FINANCE - MISCELLANEOUS - 4.2%
    65,000      H&R Block, Inc.                                        2,613,000
                                                                      ----------
                HEALTHCARE - 6.0%
    37,500      Beckman Coulter, Inc.                                  1,107,000
    30,000      Boston Scientific Corporation*                         1,275,600
    50,000      Eclipsys Corporation*                                    267,500
    50,000      Manor Care, Inc. *                                       930,500
     5,000      STERIS Corporation*                                      121,250
                                                                      ----------
                                                                       3,701,850
                                                                      ----------
                INDUSTRIAL PRODUCTS & SERVICES - 11.0%
    20,000      AptarGroup, Inc.                                         624,800
    10,000      Automatic Data Processing, Inc.                          392,500
    40,000      Dover Corporation                                      1,166,400
    65,000      Genuine Parts Company                                  2,002,000
    10,000      Graco, Inc.                                              286,500
    20,000      Simpson Manufacturing Company, Inc. *                    658,000
    27,500      Snap-on, Inc.                                            773,025
    10,000      Teleflex, Inc.                                           428,900
    20,000      Waters Corporation*                                      435,600
                                                                      ----------
                                                                       6,767,725
                                                                      ----------
                INFORMATION TECHNOLOGY - 0.7%
    20,900      Quality Systems, Inc. *                                  420,090
                                                                      ----------



                                                                       MARKET
    SHARES      COMMON STOCK - 99.8% (CONTINUED)                        VALUE
    ------      ------------------------------------------           -----------
                PRINTING & PUBLISHING - 4.9%
     15,000     Courier Corporation                                  $   687,600
    120,000     ProQuest Company*                                      2,352,000
                                                                     -----------
                                                                       3,039,600
                                                                     -----------
                REAL ESTATE - 5.1%
     45,000     Health Care Property Investors, Inc.                   1,723,500
     55,000     Washington Real Estate Investment Trust                1,402,500
                                                                     -----------
                                                                       3,126,000
                                                                     -----------
                RETAIL - 15.7%
    150,000     Brookstone, Inc. *                                     2,169,000
     25,000     Dollar Tree Stores, Inc.*                                614,250
     75,000     Hibbett Sporting Goods, Inc.*                          1,794,000
     35,000     Ross Stores, Inc.                                      1,483,650
     85,000     Sears, Roebuck and Company                             2,035,750
     30,000     TJX Companies, Inc.                                      585,600
    100,000     Toys "R" Us, Inc.*                                     1,000,000
                                                                     -----------
                                                                       9,682,250
                                                                     -----------
                TECHNOLOGY - 0.7%
     70,000     Cable Design Technologies Corporation*                   413,000
                                                                     -----------
                TOTAL COMMON STOCK (Cost $62,947,294)                $61,665,350
                                                                     -----------




  FACE                                                                         MARKET
 AMOUNT        REPURCHASE AGREEMENTS (1) - 0.2%                                VALUE
---------      ------------------------------------------------------       ------------
$ 155,474      Fifth Third Bank, 0.35%, dated 12/31/02, due 01/02/03,
               repurchase proceeds: $155,477 (Cost $155,474)                $    155,474
                                                                            ------------
               TOTAL INVESTMENTS - 100.0% (Cost $63,102,768)                $ 61,820,824
               LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0%)                    (19,041)
                                                                            ------------
               NET ASSETS - 100.0%                                          $ 61,801,783
                                                                            ============


* Non-income producing security.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.






See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investments, at value (cost of $63,102,768 ) (Note 1)               $ 61,820,824
Cash                                                                     139,505
Receivable for capital shares sold                                       161,610
Receivable for securities sold                                           369,796
Dividends and interest receivable                                         63,014
Other assets                                                              14,248
                                                                    ------------
        TOTAL ASSETS                                                  62,568,997
                                                                    ------------
LIABILITIES
Payable for investment securities purchased                              580,390
Accrued investment advisory fees (Note 2)                                133,135
Accrued distribution fees (Note 2)                                        13,239
Payable to affiliate (Note 2)                                              8,000
Other accrued expenses                                                    32,450
                                                                    ------------
        TOTAL LIABILITIES                                                767,214
                                                                    ------------

NET ASSETS                                                          $ 61,801,783
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 68,031,246
Accumulated net realized losses from security transactions            (4,947,519)
Net unrealized depreciation on investments                            (1,281,944)
                                                                    ------------
NET ASSETS                                                          $ 61,801,783
                                                                    ============
Shares of beneficial interest outstanding (unlimited number of
shares authorized, no par value)                                       6,522,747
                                                                    ============
Net asset value and offering price per share (a)                    $       9.47
                                                                    ============



(a) Redemption price varies based on length of time held (Note 1).


See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002



INVESTMENT INCOME
Dividends and interest                                                 $   712,630
                                                                       -----------
EXPENSES
   Investment advisory fees (Note 2)                                       525,983
   Distribution fees (Note 2)                                              131,506
   Administration, accounting and transfer agent fees (Note 2)              79,910
   Trustees' fees and expenses                                              33,327
   Legal and audit fees                                                     25,884
   Registration fees                                                        20,107
   Custodian fees                                                           17,624
   Advisory board fees and expenses                                         14,263
   Postage and supplies                                                     13,588
   Reports to shareholders                                                  12,282
   Insurance expense                                                         8,686
   Other expenses                                                            5,584
                                                                       -----------
     TOTAL EXPENSES                                                        888,744
   Fees waived by the Adviser (Note 2)                                     (99,770)
                                                                       -----------
     NET EXPENSES                                                          788,974
                                                                       -----------

NET INVESTMENT LOSS                                                        (76,344)
                                                                       -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions                       (4,937,741)
   Net change in unrealized appreciation/depreciation on investments    (2,301,756)
                                                                       -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                       (7,239,497)
                                                                       -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $(7,315,841)
                                                                       ===========



See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    PERIOD ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2002         2001(a)
                                                                    ------------    ------------
FROM OPERATIONS
Net investment income (loss)                                        $    (76,344)   $     36,889
Net realized gains (losses) from security transactions                (4,937,741)         20,943
Net change in unrealized appreciation/depreciation on investments     (2,301,756)      1,019,812
                                                                    ------------    ------------
Net increase (decrease) in net assets from operations                 (7,315,841)      1,077,644
                                                                    ------------    ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                     -         (36,889)
From net realized gains on investments                                         -         (20,943)
Distributions in excess of realized gains                                      -          (9,778)
                                                                    ------------    ------------
Net decrease in net assets from distributions to shareholders                  -         (67,610)
                                                                    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                             46,588,060      23,627,011
Reinvestment of distributions to shareholders                                  -          67,396
Payments for shares redeemed                                          (1,423,248)       (751,629)
                                                                    ------------    ------------
Net increase in net assets from capital share transactions            45,164,812      22,942,778
                                                                    ------------    ------------
TOTAL INCREASE IN NET ASSETS                                          37,848,971      23,952,812

NET ASSETS
Beginning of period                                                   23,952,812               -
                                                                    ------------    ------------
End of period                                                       $ 61,801,783    $ 23,952,812
                                                                    ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold                                                            4,381,372       2,346,628
Shares issued in reinvestment of distributions to shareholder                  -           6,423
Shares redeemed                                                         (139,989)        (71,687)
                                                                    ------------    ------------
Net increase in shares outstanding                                     4,241,383       2,281,364
Shares outstanding, beginning of period                                2,281,364               -
                                                                    ------------    ------------
Shares outstanding, end of period                                      6,522,747       2,281,364
                                                                    ============    ============


(a) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                              Year Ended    Period Ended
                                                               Dec. 31,       Dec. 31,
                                                                 2002          2001(a)
                                                              ----------     ----------
Net asset value at beginning of period                        $    10.50     $    10.00
                                                              ----------     ----------
Income (loss) from investment operations:
  Net investment income (loss)                                     (0.01)          0.20
  Net realized and unrealized gains (losses) on investments        (1.02)          0.51
                                                              ----------     ----------
Total from investment operations                                   (1.03)          0.53
                                                              ----------     ----------
Less distributions:
  From net investment income                                           -          (0.02)
  From net realized gains on investments                               -          (0.01)
  In excess of net realized gains on investments                       -          (0.00)
                                                              ----------     ----------
Total distributions                                                    -          (0.03)
                                                              ----------     ----------
Net asset value at end of period                              $     9.47     $    10.50
                                                              ==========     ==========
Total return                                                        (9.8)%          5.3%(c)
                                                              ==========     ==========
Ratios/Supplementary Data:
Ratio of net expenses to average net assets(b)                      1.50%          1.50%(d)
Ratio of net investment income (loss) to average net assets        (0.14)%         0.39%(d)

Portfolio turnover rate                                               86%            44%(d)

Net assets at end of period (000's)                           $   61,802     $   23,953






(a) Represents the period from the initial public offering (May 1, 2001) through December 31, 2001.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.69% and 2.09%(d) for the peiods ended December 31, 2002 and 2001, respectively.

(c) Not annualized.

(d) Annualized.




See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Ave Maria Catholic Values Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced the public offering of its shares on May 1, 2001. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation from equity investments in companies that operate in a way that does not violate the core values and teachings of the Roman Catholic Church. See the Prospectus for more detailed information regarding the investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a 1% contingent deferred sales load if redeemed within one year of their purchase.

The following is a summary of significant  accounting  policies  followed by the
Fund:

          (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

          (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

For the year ended December 31, 2002, the Fund reclassified its net investment loss of $76,344 against paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

For federal income tax purposes, the cost of portfolio investments amounted to $63,673,369 at December 31, 2002. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

              Gross unrealized appreciation      $ 3,902,740
              Gross unrealized depreciation       (5,755,285)
                                                 -----------
              Net unrealized depreciation        $(1,852,545)
                                                 ------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America (GAAP).

As of December 31, 2002, the Fund had a capital loss carryforward of $4,376,918 for income tax purposes, which expires December 31, 2010. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The tax character of distributable earnings at December 31, 2002 was as follows:

        Unrealized           Capital Loss                 Total Distributable
       Depreciation          Carryforward                      Earnings
--------------------------------------------------------------------------------
       $(1,852,545)          $ (4,376,918)                   $ (6,229,463)

          (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

          (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended December 31, 2002 and December 31, 2001 were as follows:

                    Period                       Ordinary
                     Ended                        Income
               ---------------------------------------------
                December 31, 2002               $        -
                December 31, 2001               $   67,610


          (e) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

          (f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). Certain other trustees and officers of the Fund are officers of the Adviser, or of Schwartz Fund Distributors, Inc. (the Distributor), the Fund's principal underwriter, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.0% of its average daily net assets. The Adviser has contractually agreed, until at least May 1, 2004, to waive a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.5% annually of its average net assets. For the year ended December 31, 2002, the total of such waivers was $99,770. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund.

As of December 31, 2002, the amount available for reimbursement for fees that have been waived by the Advisor is $157,040. Of this amount, $57,270 must be recaptured prior to December 31, 2004, and $99,770 must be recaptured prior to December 31, 2005, or the amounts are forfeited.

The Distributor serves as the principal underwriter for the distribution of shares of the Fund. During the year ended December 31, 2002, the Distributor collected $3,673 in contingent deferred sales loads on redemtions of Fund shares.

The Fund has adopted a Shareholder Servicing Plan (the Plan), which allows the Fund to make payments to financial organizations for providing account administration and personal and account maintenance services to Fund shareholders. The annual service fee may not exceed .25% of the Fund's daily net assets. For the year ended December 31, 2002, the total expenses incurred pursuant to the Plan were $131,506.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of its average daily net assets, subject to a minimum monthly fee of $4,000.


3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 2002, were $88,883,614 and $42,649,151, respectively.

AVE MARIA CATHOLIC VALUES FUND
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Ave Maria Catholic Values Fund:

We have audited the accompanying statement of assets and liabilities of Ave Maria Catholic Values Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2002 and the period May 1, 2001 (Fund inception) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective periods stated above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

January 24, 2003
Columbus, Ohio

AVE MARIA CATHOLIC VALUES FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)


Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                                                    Length of Time
        Trustee                                 Address                        Age    Position Held with the Trust       Served
-------------------------      -------------------------------------------     ---    -----------------------------  --------------
* Gregory J. Schwartz          3707 W. Maple Road, Bloomfield Hills, MI        61     Chairman of the Board/Trustee    Since 1992
* George P. Schwartz, CFA      3707 W. Maple Road, Bloomfield Hills, MI        58     President/Trustee                Since 1992
  Donald J. Dawson, Jr.        333 W. Seventh Street, Royal Oak, MI            55     Trustee                          Since 1993
  Fred A. Erb                  800 Old North Woodward, Birmingham, MI          79     Trustee                          Since 1994
**Bowie K. Kuhn                136 Teal Pointe Lane, Ponta Vedra Beach, FL     76     Trustee                          Since 2001
  John J. McHale               2014 Royal Fern Court, Palm City, FL            81     Trustee                          Since 1993
  Sidney F. McKenna            1173 Banbury Circle, Bloomfield Hills, MI       80     Trustee                          Since 1993
* Richard L. Platte, Jr., CFA  3707 W. Maple Road, Bloomfield Hills, MI        51     Vice President and Secretary     Since 1993
* Timothy S. Schwartz          3707 W. Maple Road, Bloomfield Hills, MI        31     Treasurer                        Since 2000


* Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers, and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

** Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board.

Each Trustee oversees two portfolios of the Trust: the Ave Maria Catholic Values Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment adviser.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz is Vice President of Schwartz Investment Counsel, Inc.

AVE MARIA CATHOLIC VALUES FUND
CATHOLIC ADVISORY BOARD MEMBERS (UNAUDITED)


The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board, each of whom has held office since his or her appointment on April 26, 2001.

         MEMBER                               ADDRESS                                   AGE
    -------------------        ------------------------------------------------         ---
    Bowie K. Kuhn              136 Teal Pointe Lane, Ponta Vedra Beach, FL              76
    Thomas S. Monaghan         One Ave Maria Drive, Ann Arbor, MI                       65
    Michael Novak              1150 17th Street, NW, Suite 1100, Washington, DC         69
    Paul R. Roney              One Ave Maria Drive, Ann Arbor, MI                       45
    Phyllis S. Schlafly        7800 Bonhomme, St. Louis, MO                             78
    Thomas J. Sullivan         401 Washington Ave, Avon-by-the-Sea, NJ                  67


Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chairman of Domino's Farms Corp. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino's Pizza, Inc.

Michael Novak is a theologian, author, columnist and former U.S. ambassador. He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino's Farms Corporation. Prior to December 1998, he was Treasurer of Domino's Pizza, Inc.

Phyllis S. Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).

Thomas J. Sullivan is retired Executive Vice President of The McGraw-Hill Companies.

Additional information regarding the Fund's Trustees, executive officers and Catholic Advisory Board members may be found in the Fund's Statement of Additional Information and is available without charge upon request by calling 1-888-726-9331.

                    (This page is intentionally left blank).

                    (This page is intentionally left blank).

AVE MARIA CATHOLIC VALUES FUND
a series of
Schwartz Investment Trust                              AVE MARIA
3707 W. Maple Road                                  CATHOLIC VALUES
Bloomfield Hills, Michigan 48301                         FUND
(248) 644-8500                                        A SERIES OF
                                                       SCHWARTZ
BOARD OF TRUSTEES                                     INVESTMENT
Donald J. Dawson, Jr.                                    TRUST
Fred A. Erb
Bowie K. Kuhn                                      [GRAPHIC OMITTED]
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA                              ANNUAL REPORT
Gregory J. Schwartz, Chairman                     FOR THE YEAR ENDED
                                                   DECEMBER 31, 2002
OFFICERS
George P. Schwartz, CFA, President               TICKER SYMBOL:  AVEMX
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa A. Minogue, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President

CATHOLIC ADVISORY BOARD
Bowie K. Kuhn, Chairman
Thomas S. Monaghan
Michael Novak
Paul R. Roney
Phyllis S. Schlafly
Thomas J. Sullivan

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
SCHWARTZ FUND DISTRIBUTORS, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

AUDITORS
DELOITTE & TOUCHE LLP
155 E. Broad St.
Columbus, Ohio 43215

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2003



                               SCHWARTZ VALUE FUND

     This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2003, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund toll-free at 888-726-0753. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST...................................................................  3


INVESTMENT POLICIES AND RISK CONSIDERATIONS.................................  3


CORPORATE BONDS AND PREFERRED STOCKS........................................  9

INVESTMENT LIMITATIONS...................................................... 12

TRUSTEES AND OFFICERS....................................................... 13

THE INVESTMENT ADVISER...................................................... 16

THE DISTRIBUTOR............................................................. 18

SECURITIES TRANSACTIONS..................................................... 18

PORTFOLIO TURNOVER.......................................................... 19

CALCULATION OF SHARE PRICE.................................................. 20

TAXES....................................................................... 20

REDEMPTION IN KIND.......................................................... 21

HISTORICAL PERFORMANCE INFORMATION.......................................... 22

PRINCIPAL SECURITY HOLDERS.................................................. 24

CUSTODIAN................................................................... 24

AUDITORS.................................................................... 24

LEGAL COUNSEL............................................................... 25

TRANSFER AGENT.............................................................. 25

FINANCIAL STATEMENTS........................................................ 25

APPENDIX.................................................................... 26

THE TRUST
---------


     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers four series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund. This Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the other Funds may be found in separate Statements of Additional Information. Each Fund has its own investment strategies and policies.


     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.


INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------


     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit the Fund's aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See the Appendix to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------


     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                                                                NUMBER OF
                                                                                                              PORTFOLIOS IN
                                                                            PRINCIPAL OCCUPATION(S) DURING     FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD           PAST 5 YEARS AND            OVERSEEN BY
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST             DIRECTORSHIPS OF PUBLIC           TRUSTEE
                                                                                      COMPANIES
*Gregory J. Schwartz (age 61)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz         4
3707 W. Maple Road                                                         &  Co.,   Inc.   (a   registered
Bloomfield Hills, MI  48301                                                broker-dealer)    and   Schwartz
                                                                           Investment    Counsel,     Inc.;
                                                                           partner  of  G&G  Management  (a
                                                                           hedge    fund    manager)    and
                                                                           Schwartz   Devine  Land  Co.  (a
                                                                           real estate holding company)

*George P. Schwartz, CFA (age 58)     Since Aug. 1992   President/Trustee  President       of      Schwartz         4
3707 W. Maple Road                                                         Investment    Counsel,     Inc.;
Bloomfield Hills, MI  48301                                                partner  of G&G  Management  and
                                                                           Schwartz-Devine Land Co.

*Bowie K. Kuhn (age 76)               Since April 2001  Trustee            President   of  The  Kent  Group         4
136 Teal Pointe Lane                                                       (business,  sports and financial
Ponte Vedra Beach, FL  32082                                               consultant);   trustee   of  the
                                                                           National  Baseball  Hall of Fame
                                                                           and Museum

Independent Trustees:

Donald J. Dawson, Jr. (age 56)        Since Jan. 1993   Trustee            Chairman   of  Payroll  1,  Inc.         4
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

Fred A. Erb (age 80)                  Since April 1994  Trustee            Chairman  and  Chief   Executive         4
44 East Long Lake Road                                                     Officer       of        Edgemere
Bloomfield Hills, MI  48304                                                Enterprises,    Inc.   (a   real
                                                                           estate  company);   Chairman  of
                                                                           D.I.Y.  Home Warehouse (a retail
                                                                           building supplies company)

John J. McHale (age 81)               Since Jan. 1993   Trustee            Retired    President    of   the         4
2014 Royal Fern Court                                                      Montreal Expos (baseball  team);
Palm City, FL  34990                                                       Trustee    of    the    National
                                                                           Baseball Hall of Fame and Museum

Sidney F. McKenna (age 80)            Since Jan. 1993   Trustee            Retired  Senior  Vice  President         4
1173 Banbury Circle                                                        of      United      Technologies
Bloomfield Hills, MI  48302                                                Corporation   (manufacturer   of
                                                                           aircraft   engines   and   other
                                                                           industrial products)

Executive Officers:

Richard L. Platte, Jr., CFA (age 52)  Since Jan. 1993   Vice President     Executive Vice President,
3707 W. Maple Road                                      and Secretary      Secretary and Treasurer of
Bloomfield Hills, MI 48301                                                 Schwartz Investment Counsel,
                                                                           Inc.; adjunct faculty member,
                                                                           Lawrence Technological
                                                                           University

Timothy S. Schwartz (age 31)          Since April 2000  Treasurer          Vice President of Schwartz
3707 W. Maple Road                                                         Investment Counsel, Inc.
Bloomfield Hills, MI  48301


*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board, a committee of individuals whose responsibilities relate to the Ave Maria Catholic Values Fund, another series of the Trust. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are Donald J. Dawson, Jr., Fred A. Erb, John J. McHale and Sidney F. McKenna.


     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2002. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2002.

                                 Dollar Range of           Aggregate Dollar
                                Fund Shares Owned       Range of Shares of All
Name of Trustee                     by Trustee        Funds Overseen by Trustee
-------------------------------------------------------------------------------
Gregory J. Schwartz               over $100,000             over $100,000
George P. Schwartz, CFA           over $100,000             over $100,000
Bowie K. Kuhn                          None                 over $100,000
Donald J. Dawson, Jr.           $50,001--$100,000         $50,001--$100,000
Fred A. Erb                       over $100,000             over $100,000
John J. McHale                   $10,001--$50,000         $10,001--$50,000
Sidney F. McKenna                 over $100,000             over $100,000


     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $4,000, payable quarterly, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees and $750 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2002 to each of the Trustees:

                        Aggregate            Pension or           Estimated Annual      Compensation
                      Compensation          Retirement             Benefits Upon        From the Fund
Name and Position     From the Fund       Benefits Accrued           Retirement        and Fund Complex
---------------------------------------------------------------------------------------------------------
Gregory J. Schwartz        None                None                    None                   None
George P. Schwartz         None                None                    None                   None
Donald J. Dawson        $ 3,500                None                    None                $ 7,000
Fred A. Erb             $ 3,500                None                    None                $ 7,000
Bowie K. Kuhn           $ 2,750                None                    None                $ 5,500
John J. McHale          $ 3,500                None                    None                $ 7,000
Sidney F. McKenna       $ 3,500                None                    None                $ 7,000


THE INVESTMENT ADVISER
----------------------


     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Fund's investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.5% of its average daily net assets up to $75 million, 1.25% of such assets from $75 million to $100 million and 1% of such assets in excess of $100 million. For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid advisory fees of $712,586, $620,432 and $558,715, respectively.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     By its terms, the Advisory Agreement will remain in force until January 28, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

THE DISTRIBUTOR
---------------

     Schwartz Fund Distributors, Inc. (the "Distributor"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is a wholly-owned subsidiary of the Adviser and the principal underwriter of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor pays from its own resources promotional expenses in connection with the distribution of the Fund's shares and any other expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Trust.

     By its terms, the Underwriting Agreement will remain in force until January 28, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Distributor. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Gregory J. Schwartz, George P. Schwartz, Timothy S. Schwartz and Richard L. Platte, Jr. are affiliated persons of both the Trust and the Distributor.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid brokerage commissions of $218,894, $196,225 and $146,555, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2002, the amount of transactions and related commissions directed to brokers because of research services provided were $10,178,229 and $21,628, respectively.


     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not significantly exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund's portfolio turnover rate was 103%, 103%, and 70%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2002, the Fund had a capital loss carryforward of $535,164 for income tax purposes, which expires on December 31, 2010.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Fund is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------


     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.


HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended December 31, 2002:

                                                                 Since Inception
                                         One Year    Five Years  (July 20, 1993)
                                         --------    ----------  ---------------
Return Before Taxes                       -15.76%       0.81%          6.93%
Return After Taxes on Distributions       -15.76%      -0.14%          5.16%
Return After Taxes on Distributions
  and Sale of Fund Shares                  -9.68%       0.59%          5.20%


     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable deferred sales load which, if included, would reduce total return. The Fund may also show, for comparative purposes and as information to Fund shareholders who previously were partners in RCM Partners Limited Partnership, the return data for the Partnership, and may combine such data for the year of combination. If so, such depiction will be clearly noted in text accompanying such depiction. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:


         Year Ended
         ----------
         December 31, 1993             20.5%
         December 31, 1994            -6.77%
         December 31, 1995            16.89%
         December 31, 1996            18.27%
         December 31, 1997            28.04%
         December 31, 1998           -10.38%
         December 31, 1999            -2.45%
         December 31, 2000             9.27%
         December 31, 2001            28.09%
         December 31, 2002           -14.91%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2002 was 6.00%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of April 1, 2003, Community Support Corporation, 958 Western Avenue, Joliet, Illinois 60435, owned of record 5.7% of the outstanding shares of the Fund and Dingle & Co., 411 West Lafayette, Detroit, Michigan 48275, owned of record 7.4% of the outstanding shares of the Fund.

     As of April 1, 2003, the Trustees and officers of the Fund as a group owned of record or beneficially 6.2% of the outstanding shares of the Fund.


CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. As custodian, the Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of Deloitte & Touche LLP, 155 East Broad Street, Columbus, Ohio 43215, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 2003. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and its Independent Trustees.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     Prior to August 21, 2000, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.


     During the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid Ultimus and/or Integrated compensation of $71,359, $62,009 and $75,176, respectively.


FINANCIAL STATEMENTS
--------------------


     The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the annual report of the Fund dated December 31, 2002.

APPENDIX
--------

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

SHAREHOLDER ACCOUNTS                                        CORPORATE OFFICES
 c/o Ultimus Fund                                          3707 W. Maple Road
  Solutions, LLC                                      Bloomfield Hills, MI 48301
  P.O. Box 46707                                             (248) 644-8500
Cincinnati, OH 45246                                        Fax (248) 644-4250
  1-888-726-0753


                                   [PICTURE]

                               SCHWARTZ VALUE FUND
Dear Fellow Shareowner:

2002 was clearly a challenging year for equity investors. The stock market registered its third consecutive year of declines--something that has not occurred in more than 60 years. For the year, the Dow Jones Industrial Average fell 15.0% and the S&P 500 fell 22.1%, their steepest declines since the mid-70s, while the Russell 2000 lost 21.6% and the NASDAQ Composite melted 31.6%. The defining characteristic of the 2002 bear was its non-discriminatory temperament. Growth, value, high-tech, low-tech, small-cap, mid-cap, large-cap, and foreign stocks all posted sizeable losses for the year. The average U.S. equity mutual fund was down 22.4% in 2002. The Schwartz Value Fund was unable to avoid the carnage, falling 14.9% for the year. It's painful to report on a period when the market value of your investment in the Schwartz Value Fund declined. There is no joy in pointing out that you lost less than the average mutual fund investor.

The three consecutive years of stock market declines have wreaked havoc with the popular averages (see below) but have not materially altered the long-term results for the Schwartz Value Fund, which has averaged almost 11% annually for 19 years.

                        Compound Annual Rates of Return
                           for 3 years ended 12-31-02
                           --------------------------

             Schwartz Value Fund                    + 6.00%
             Dow Jones Industrials                  - 8.46%
             S&P 500                                -14.54%
             NASDAQ                                 -31.02%
             Russell 2000                           - 7.54%


If you want to know why the Schwartz Value Fund has outperformed the major indices since 1999, it is mainly because the Fund had no money invested in companies that blew up. We've avoided all of the scandal-ridden train wrecks that have made headlines--Adelphia, Enron, Tyco, Conseco,

Global Crossing, WorldCom, UAL, and K-Mart. This bit of good fortune was not by coincidence. As a matter of policy, we simply don't invest in speculative, over-priced, and highly leveraged companies that use questionable accounting methods. What you will find in our value-laden portfolio are a multitude of low-risk, profitable, conservatively run, financially sound companies with boards of directors who take their fiduciary responsibility to owners seriously. In managing the portfolio, we sidestepped the landmines by avoiding the popular stocks, which had been so overpriced. Buying what's popular makes for good cocktail-party conversation, but usually poor investment results. Instead, we did what we always do; we spent our time identifying good businesses selling at discounts to intrinsic value. Unfortunately, in 2002 those discounts widened in many cases.

Several of the companies in the Schwartz Value Fund have long and storied histories, dating back 100 years or more. These companies include Courier Corporation, Harris Corporation, and ProQuest Company.

Courier Corporation traces its roots back to newspaper publishing in 1824. For much of its history, Courier thrived as a printing company specializing in printed forms. In the 1980's, sensing the advent of computerization, Courier's management sold the printed forms business and redeployed assets into budding electronic publishing technologies. Today, Courier is one of the largest book printers in the U.S., including an online unit that capitalizes on the growth of electronic media.

Harris Corporation was founded in 1895 by two brothers who were inventors. Among their inventions was a specialized printing press. Harris remained a small, family-run business for most of the 20th century. Through a series of acquisitions during the 1960's and 1970's, the company became a manufacturer of electronics equipment and microwave radio systems. Today, Harris is a leading manufacturer of mobile communication products, air traffic control systems, and digital network broadcasting equipment.

ProQuest Company (formerly Bell & Howell) was formed in the early 1900's as a projector and camera manufacturer. The company rose to prominence in the movie industry by establishing 35mm as the standard film width, and by 1919 nearly all of the movie equipment used in rapidly growing Hollywood was made by Bell & Howell. In the 1950's, the company diversified into microfilm equipment. In the late 1990's, the company divested its photo lines. In 2001, the corporate name was changed to ProQuest to reflect its focus on information services. Today, ProQuest is primarily an information management company that offers digital databases in a subscription format. This service has a 90% renewal rate.

The hallmark of these financially sound companies is low debt, which enhances staying power. Companies with staying power can grow and prosper during good times, and then take market share from competitors when inevitable downturns come. However, longevity alone does not necessarily make these companies good investments today. Each company has the aforementioned staying power, plus the investment characteristics we always look for--a dominant market position, a well-respected management team, proprietary products with good growth prospects, and a share price that is at a discount to intrinsic value.

Heading into 2003, there is much cause for optimism. A fourth consecutive year of stock market declines is highly unlikely. (It only happened once--1929 to 1932.) The current accommodating monetary policy combined with President Bush's new fiscal stimulus package is likely to boost the economy and the equity market in 2003. An expeditious resolution to the impending Iraq war could really add fuel to a 2003 bull market. Additionally, low interest rates, near-zero inflation, improving corporate profits, and reasonable P-Es are a prescription for a major upward move in stock prices.

                               With best regards,


                          /s/ George P. Schwartz, CFA

                             George P. Schwartz, CFA
                                    President

January 31, 2003

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT IN THE SCHWARTZ VALUE FUND(a)
AND THE RUSSELL 2000 INDEX



                              Schwartz Value Fund
                        Average Annual Total Returns (b)

                1 Year(c)          5 Years          10 Years
                ---------          -------          --------
                (15.76)%            0.81%             7.55%


[GRAPHIC OMITTED]


                                  12/02
                                 -------
Schwartz Value Fund              $20,705
Russell 2000 Index               $18,340

Past performance is not predictive of future performance.

(a) Combines the performance of the Fund, since its commencement of operations on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior to July 20, 1993. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Return includes a contingent deferred sales charge of 1% on redemptions of Fund shares made within one year of their purchase.

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN


                             1984      1985     1986     1987     1988     1989      1990       1991      1992       1993      1994
                             ----      ----     ----     ----     ----     ----      ----       ----      ----       ----      ----
SCHWARTZ VALUE FUND (a)      11.1%     21.7%    16.4%    -0.6%    23.1%     8.3%     -5.3%      32.0%     22.7%      20.5%     -6.8%
RUSSELL 2000 INDEX (b)       -9.6%     28.0%     4.0%   -10.2%    22.5%    14.2%    -21.3%      43.4%     16.5%      17.3%     -3.2%
RUSSELL 2000 VALUE) b)       -1.4%     26.5%     4.9%    -9.1%    26.0%     9.6%    -24.3%      38.0%     26.3%      21.5%     -3.7%
RUSSELL 2000 GROWTH (b)     -17.0%     29.3%     2.6%   -11.4%    18.8%    19.0%    -18.5%      49.6%      6.8%      12.5%     -3.1%
NASDAQ~ COMPOSITE (b)       -11.2%     31.4%     7.4%    -5.3%    15.4%    19.3%    -17.8%      56.8%     15.5%      14.7%     -3.2%
VALUE LINE COMPOSITE (b)     -8.4%     20.7%     5.0%   -10.6%    15.4%    11.2%    -24.3%      27.2%      7.0%      10.7%     -6.0%
S & P 500                     6.1%     31.6%    18.7%     5.3%    16.8%    31.6%     -3.2%      30.4%      7.6%      10.1%      1.3%
CONSUMER PRICE INDEX          4.3%      3.5%     1.1%     4.4%     4.4%     4.6%      6.1%       3.1%      2.9%       2.7%      2.7%

                                                                                                               Compound Annual
                                                                                                            Total Rates of Return
                                                                                                            ---------------------


                             1995      1996     1997     1998      1999     2000      2001      2002      5 Year    10 Year  19 Year
                             ----      ----     ----     ----      ----     ----      ----      ----      ------    -------  -------
SCHWARTZ VALUE FUND (a)      16.9%    ~18.3%    28.0%   -10.4%    -2.5%     9.3%     28.1%     -14.9%      0.8%       7.6%    10.5%
RUSSELL 2000 INDEX (b)       26.2%     14.8%    20.5%    -3.5%    19.6%    -4.2%      1.O%     -21.6%     -2.6%       5.7%     6.7%
RUSSELL 2000 VALUE (b)       22.1%     18.4%    28.9%    -8.5%    -3.5%    19.6%     11.4%     -13.2%      0.4%       8.4%     8.7%
RUSSELL 2000 GROWTH (b)      30.1%     10.7%    12.5%     0.8%    42.5%   -22.7%     -9.6%     -30.7%     -7.0%       2.1%     4.3%
NASDAQ COMPOSITE (b)         39.9%     22.7%    21.6%    39.6%    85.6%   -39.3%   -21 .0%     -31.6%     -3.2%       7.0%     8.6%
VALUE LINE COMPOSITE (b)     19.3%     13.4%    21.1%    -3.8%    -1.4%    -8.7%     -6.1%     -28.6%    -10.3%      -0.1%     1.6%
S & P 500                    37.5%     22.9%    33.4%    28.6%    21.0%    -9.1%    -11.9%     -22.1%     -0.6%       9.3%    12.2%
CONSUMER PRICE INDEX          2.6%      3.3%     I.7%     1.5%     2.7%     3.4%      1.6%       2.4%      2.3%       2.5%     3.1%

---------------------

(a) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)  Excluding dividends.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2002

                                                                                  MARKET
SHARES            COMPANY                                                          VALUE
-------           ---------------------------------------------------------     ------------
110,000           ProQuest Company ........................................      $2,156,000
125,000           Brookstone, Inc. ........................................       1,807,500
200,000           Layne Christensen Company ...............................       1,640,000
 40,000           H&R Block, Inc. .........................................       1,608,000
 90,000           Esterline Technologies Corporation ......................       1,590,300
 40,000           Health Care Property Investors, Inc. ....................       1,532,000
 55,000           Hibbett Sporting Goods, Inc. ............................       1,315,600
 30,000           Ross Stores, Inc. .......................................       1,271,700
100,000           Hector Communications Corporation .......................       1,265,000
 35,000           Washington Mutual, Inc. .................................       1,208,550

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                                  MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------
                   AEROSPACE/DEFENSE - 8.1%
 90,000            Esterline Technologies Corporation *                     $   1,590,300
  8,000            General Dynamics Corporation                                   634,960
 35,000            Harris Corporation                                             920,500
  4,500            Northrop Grumman Corporation                                   436,500
                                                                            -------------
                                                                                3,582,260
                                                                            -------------
                   APPAREL & TEXTILES - 2.0%
 17,500            Jones Apparel Group, Inc.*                                     620,200
  4,000            K-Swiss, Inc. - Class A                                         86,840
 15,000            Nautica Enterprises, Inc.*                                     166,650
                                                                            -------------
                                                                                  873,690
                                                                            -------------

                   BUILDING MATERIALS & CONSTRUCTION - 6.4%
400,000            Champion Enterprises, Inc. *                                 1,140,000
120,000            Fleetwood Enterprises, Inc.*                                   942,000
 45,000            Monaco Coach Corporation*                                      744,750
                                                                            -------------
                                                                                2,826,750
                                                                            -------------

                   BUSINESS SERVICES - 4.4%
 60,000            Concord EFS, Inc. *                                            944,400
 73,200            Dwyer Group, Inc. (The)*                                       278,160
  4,000            Kronos, Inc. *                                                 147,960
100,000            Navigant Consulting, Inc. *                                    590,000
                                                                            -------------
                                                                                1,960,520
                                                                            -------------

                   COMMUNICATION EQUIPMENT & SERVICES - 3.3%
100,000            Hector Communications Corporation *                          1,265,000
 20,000            Universal Electronics, Inc. *                                  194,800
                                                                            -------------
                                                                                1,459,800
                                                                            -------------

                   CONSUMER PRODUCTS - DURABLES - 1.7%
 33,000            Craftmade International, Inc.                                  508,200
  7,500            Ethan Allen Interiors, Inc.                                    257,775
                                                                            -------------
                                                                                  765,975
                                                                            -------------


                                                                                  MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------

                   CONSUMER PRODUCTS - NONDURABLES - 5.5%
 25,000            Coach, Inc.*                                            $      823,000
  4,000            Fortune Brands, Inc.                                           186,040
 25,000            Maxwell Shoe Company, Inc. *                                   290,500
 57,000            Velcro Industries N.V.                                         521,550
 17,500            Weyco Group, Inc.                                              600,600
                                                                            -------------
                                                                                2,421,690
                                                                            -------------

                   EDUCATION - 2.1%
 30,000            DeVry, Inc.*                                                   498,300
 50,000            Nobel Learning Communities, Inc.*                              197,500
  4,000            Strayer Education, Inc.                                        230,000
                                                                            -------------
                                                                                  925,800
                                                                            -------------

                   ELECTRONICS - 0.9%
 50,000            Sparton Corporation*                                           395,000
                                                                            -------------

                   ENERGY & MINING - 3.4%
 12,000            Diamond Offshore Drilling, Inc.                                262,200
 15,000            Forest Oil Corporation *                                       413,400
 20,000            Patterson-UTI Energy, Inc.*                                    603,400
 10,000            Prima Energy Corporation *                                     223,600
                                                                            -------------
                                                                                1,502,600
                                                                            -------------

                   ENVIRONMENTAL SERVICES - 3.7%
200,000            Layne Christensen Company *                                  1,640,000
                                                                            -------------

                   FINANCE - BANKS & THRIFTS - 4.4%
 17,500            Comerica, Inc.                                                 756,700
 35,000            Washington Mutual, Inc.                                      1,208,550
                                                                            -------------
                                                                                1,965,250
                                                                            -------------

                   FINANCE - INSURANCE - 1.9%
 15,000            American Physicians Capital, Inc.*                             282,150
 11,000            First Health Group Corporation*                                267,850
100,000            Unico American Corporation                                     315,000
                                                                            -------------
                                                                                  865,000
                                                                            -------------

                                                                                   MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------

                   FINANCE - MISCELLANEOUS - 4.4%
 40,000            H&R Block, Inc.                                          $   1,608,000
 15,000            Investment Technology Group, Inc.*                             335,400
                                                                            -------------
                                                                                1,943,400
                                                                            -------------

                   HEALTHCARE - 2.5%
 25,000            Eclipsys Corporation*                                          133,750
 10,000            Manor Care, Inc. *                                             186,100
 10,000            NDCHealth Corporation                                          199,000
 15,000            STERIS Corporation*                                            363,750
 50,000            Theragenics Corporation *                                      201,500
                                                                            -------------
                                                                                1,084,100
                                                                            -------------

                   HOLDING COMPANIES - 1.5%
 50,000            PICO Holdings, Inc.*                                           671,500
                                                                            -------------

                   INDUSTRIAL PRODUCTS & SERVICES - 8.9%
  5,000            AptarGroup, Inc.                                               156,200
 10,000            Automatic Data Processing, Inc.                                392,500
 30,000            Dover Corporation                                              874,800
 37,500            Maritrans, Inc.                                                506,250
 20,000            Simpson Manufacturing Company, Inc. *                          658,000
 25,000            Snap-on, Inc.                                                  702,750
 30,000            Waters Corporation*                                            653,400
                                                                            -------------
                                                                                3,943,900
                                                                            -------------

                   INFORMATION TECHNOLOGY - 2.0%
 30,000            Quality Systems, Inc. *                                        603,000
 20,000            SPSS, Inc. *                                                   279,800
                                                                            -------------
                                                                                  882,800
                                                                            -------------
                   PRINTING & PUBLISHING - 7.5%
 25,000            Courier Corporation                                          1,146,000
110,000            ProQuest Company*                                            2,156,000
                                                                            -------------
                                                                                3,302,000
                                                                            -------------

                                                                                   MARKET
SHARES             COMMON STOCK - 98.5%                                            VALUE
-------           ---------------------------------------------------------     ------------


                   REAL ESTATE - 5.3%
 40,000            Health Care Property Investors, Inc.                     $   1,532,000
 16,499            I. Gordon Realty Corporation*                                  189,945
 25,000            Washington Real Estate Investment Trust                        637,500
                                                                            -------------
                                                                                2,359,445
                                                                            -------------

                   RETAIL - 17.3%
125,000            Brookstone, Inc. *                                           1,807,500
 15,000            Dollar Tree Stores, Inc.*                                      368,550
 55,000            Hibbett Sporting Goods, Inc.*                                1,315,600
 30,000            Ross Stores, Inc.                                            1,271,700
 40,000            Ryan's Family Steak Houses, Inc. *                             454,000
 50,000            Sears, Roebuck and Company                                   1,197,500
 20,000            TJX Companies, Inc.                                            390,400
 30,000            Toys "R" Us, Inc.*                                             300,000
 15,000            Tractor Supply Company *                                       564,000
                                                                            -------------
                                                                                7,669,250
                                                                            -------------

                   TECHNOLOGY - 1.3%
 65,000            Cable Design Technologies Corporation*                         383,500
 15,000            Electro Rent Corporation*                                      181,815
                                                                            -------------
                                                                                  565,315
                                                                            -------------

                   TOTAL COMMON STOCK - 98.5% (Cost $39,405,760)            $  43,606,045
                                                                            -------------
                   PREFERRED STOCK - 0.9%
  5,000            Allen Group, Inc., 7.75%, convertible until 02/15/14
                     (Cost $217,561)                                        $     370,000
                                                                            -------------

                   OPEN-END FUNDS - 0.0%
     40            Sequoia Fund (Cost $5,003)                               $       5,095
                                                                            -------------


                                                                                                         MARKET
FACE AMOUNT               REPURCHASE AGREEMENTS (1) - 1.1%                                                VALUE
------------              --------------------------------------------------------                     -----------
$  489,873                Fifth Third Bank, 0.35%, dated 12/31/02, due 01/02/03,
                          repurchase proceeds: $489,883 (Cost $489,873)                               $    489,873
                                                                                                      ------------


                          TOTAL INVESTMENTS - 100.5% (Cost $40,118,197)                               $ 44,471,013
                          LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5%)                                  (209,855)
                                                                                                      ------------
                          NET ASSETS - 100.0%                                                         $ 44,261,158
                                                                                                      ============



* Non-income producing security.

(1)Repurchase agreements are fully collateralized by U.S. Government obligations.








See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investments, at value (cost of $40,118,197) (Note 1)                                $  44,471,013
Receivable for securities sold                                                            261,395
Receivable for capital shares sold                                                         28,846
Dividends and interest receivable                                                          49,055
Other assets                                                                               17,659
                                                                                    -------------
        TOTAL ASSETS                                                                   44,827,968
                                                                                    -------------

LIABILITIES
Bank overdraft                                                                            155,322
Payable for securities purchased                                                          205,600
Payable for capital shares redeemed                                                         2,900
Accrued investment advisory fees (Note 2)                                                 165,935
Payable to affiliate (Note 2)                                                               5,800
Other accrued expenses and liabilities                                                     31,253
                                                                                    -------------
        TOTAL LIABILITIES                                                                 566,810
                                                                                    -------------

NET ASSETS                                                                          $  44,261,158
                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital                                                                     $  40,798,826
Accumulated net realized losses from security transactions                               (890,484)
Net unrealized appreciation on investments                                              4,352,816
                                                                                    -------------
NET ASSETS                                                                          $  44,261,158
                                                                                    =============

Shares of beneficial interest outstanding (unlimited number of
    shares authorized, no par value)                                                    2,191,238
                                                                                    =============

Net asset value and offering price per share (a)                                    $       20.20
                                                                                    =============


(a) Redemption price varies based on length of time held (Note 1)


See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
    Dividends and interest                                                                $      459,817
                                                                                          --------------

EXPENSES
    Investment advisory fees (Note 2)                                                            712,586
    Administration, accounting and transfer agent fees (Note 2)                                   71,359
    Trustees' fees and expenses                                                                   33,327
    Legal and audit fees                                                                          27,937
    Registration fees                                                                             17,371
    Reports to shareholders                                                                       16,608
    Insurance expense                                                                             14,241
    Custodian fees                                                                                11,420
    Postage and supplies                                                                           8,574
    Other expenses                                                                                10,587
                                                                                          --------------

        TOTAL EXPENSES                                                                           924,010
                                                                                          --------------


NET INVESTMENT LOSS                                                                             (464,193)
                                                                                          --------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
    Net realized losses from security transactions                                              (883,882)
    Net change in unrealized appreciation/depreciation on investments                         (6,787,710)
                                                                                          --------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                             (7,671,592)
                                                                                          --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                                $   (8,135,785)
                                                                                          ==============



See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 YEAR ENDED             YEAR ENDED
                                                                                 DECEMBER 31,           DECEMBER 31,
                                                                                    2002                   2001
                                                                               ------------           ------------
FROM OPERATIONS
    Net investment loss                                                        $   (464,193)          $   (254,637)
    Net realized gains (losses) from security transactions                         (883,882)             5,283,004
    Net change in unrealized appreciation/depreciation on investments            (6,787,710)             5,412,312
                                                                               ------------           ------------
Net increase (decrease) in net assets from operations                            (8,135,785)            10,440,679
                                                                               ------------           ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    From net realized gains on investments                                               --             (4,985,794)
    Distributions in excess of realized gains                                            --                 (6,602)
                                                                               ------------           ------------
Net decrease in net assets from distributions to shareholders                            --             (4,992,396)
                                                                               ------------           ------------

FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                                    41,596,948             13,668,362
    Reinvestment of distributions to shareholders                                        --              4,560,029
    Payments for shares redeemed                                                (39,231,453)           (9,594,624)
                                                                               ------------           ------------
Net increase in net assets from capital share transactions                        2,365,495              8,633,767
                                                                               ------------           ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (5,770,290)            14,082,050

NET ASSETS
    Beginning of year                                                            50,031,448             35,949,398
                                                                               ------------           ------------
    End of year                                                                $ 44,261,158           $ 50,031,448
                                                                               ============           ============

SUMMARY OF CAPITAL SHARE ACTIVITY
    Shares sold                                                                   1,802,341                567,511
    Shares issued in reinvestment of distributions to shareholder                        --                192,082
    Shares redeemed                                                             (1,718,185)               (395,582)
                                                                               ------------           ------------
    Net increase in shares outstanding                                               84,156                364,011
    Shares outstanding, beginning of year                                         2,107,082              1,743,071
                                                                               ------------           ------------
    Shares outstanding, end of year                                               2,191,238              2,107,082
                                                                               ============           ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               Year Ended       Year Ended        Year Ended         Year Ended     Year Ended
                                                Dec. 31,         Dec. 31,          Dec. 31,           Dec. 31,       Dec. 31,
                                                  2002             2001              2000               1999           1998
                                                -------          --------          --------          --------        -------

Net asset value at beginning of year            $ 23.74          $  20.62          $  19.74          $  21.50        $ 23.99
                                                -------          --------          --------          --------        -------

Income (loss) from investment operations:
    Net investment loss                           (0.21)            (0.12)            (0.01)            (0.15)         (0.09)
    Net realized and unrealized gains
       (losses) on investments                    (3.33)             5.91              1.84             (0.38)         (2.40)
                                                -------          --------          --------          --------        -------
Total from investment operations                  (3.54)             5.79              1.83             (0.53)         (2.49)
                                                -------          --------          --------          --------        -------

Less distributions:
    From net realized gains on investments           -              (2.67)            (0.92)            (1.05)            -
    In excess of net realized gains
        on investments                               -              (0.00)            (0.03)            (0.18)            -
                                                -------          --------          --------          --------        -------
Total distributions                                  -              (2.67)            (0.95)            (1.23)            -
                                                -------          --------          --------          --------        -------

Net asset value at end of year                  $ 20.20          $  23.74          $   20.62         $  19.74        $ 21.50
                                                =======          ========          ========          ========        =======

Total return                                      (14.9) %           28.1  %            9.3  %           (2.5) %       (10.4) %
                                                =======          ========          ========          ========        =======

Ratios/Supplementary Data:
Ratio of expenses to average net assets            1.95  %           2.04  %           2.10  %           2.05  %        1.94  %
Ratio of net investment loss
    to average net assets                         (0.98) %          (0.62) %          (0.06) %          (0.61) %       (0.39) %

Portfolio turnover rate                             103  %            103  %             70  %             59  %          54  %

Net assets at end of year (000's)               $44,261          $ 50,031          $ 35,949          $ 41,672        $62,697





See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002


1.  SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for more detailed information regarding the investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that effective April 1, 2002, shares of the Fund are subject to a 1% contingent deferred sales load if redeemed within one year of their purchase.

The following is a summary of significant  accounting  policies  followed by the
Fund:

     (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

For the year ended December 31, 2002, the Fund reclassified its net investment loss of $464,193 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

For federal income tax purposes, the cost of portfolio investments amounted to $40,473,517 at December 31, 2002. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

        Gross unrealized appreciation         $   6,634,321
        Gross unrealized depreciation            (2,636,825)
                                                 ----------
        Net unrealized appreciation           $   3,997,496
                                                 ==========


The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America (GAAP).

As of December 31, 2002, the Fund had a capital loss carryforward of $535,164 for income tax purposes which expires December 31, 2010. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The tax character of distributable earnings at December 31, 2002 was as follows:

Unrealized                 Capital Loss                      Total Distributable
Appreciation               Carryforward                            Earnings
--------------------------------------------------------------------------------
$ 3,997,496                $ (535,164)                       $     3,462,332


(c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

                              Ordinary          Long-Term             Total
   Year Ended                  Income          Capital Gains      Distributions
--------------------------------------------------------------------------------
   December 31, 2002        $         -       $         -       $          -
   December 31, 2001        $  1,566,614      $  3,425,782      $   4,992,396

(e)  REPURCHASE  AGREEMENTS  -- The Fund may enter  into  repurchase  agreements
(agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

(f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). Certain other trustees and officers of the Fund are officers of the Adviser, or of Schwartz Fund Distributors, Inc. (the Distributor), the Fund's principal underwriter, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor serves as the principal underwriter for the distribution of shares of the Fund. During the year ended December 31, 2002, the Distributor collected $2,371 in contingent deferred sales loads on redemptions of Fund shares.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of the average daily net assets, subject to a minimum monthly fee of $4,000.

 3.  INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and  maturities of  investments  other
than  short-term   investments  for  the  year  ended  December  31,  2002  were
$52,151,380 and $46,553,060, respectively.

SCHWARTZ VALUE FUND
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


January 24, 2003
Columbus, Ohio

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                                                      Length of Time
      Trustee                                      Address                     Age    Position Held with the Trust        Served
---------------------------     ---------------------------------------------  ---   --------------------------------  -------------
* Gregory J. Schwartz             3707 W. Maple Road, Bloomfield Hills, MI      61     Chairman of the Board/Trustee    Since 1992
* George P. Schwartz, CFA         3707 W. Maple Road, Bloomfield Hills, MI      58     President/Trustee                Since 1992
  Donald J. Dawson, Jr.           333 W. Seventh Street, Royal Oak, MI          55     Trustee                          Since 1993
  Fred A. Erb                     800 Old North Woodward, Birmingham, MI        79     Trustee                          Since 1994
**Bowie K. Kuhn                   136 Teal Pointe Lane, Ponta Vedra Beach, FL   76     Trustee                          Since 2001
  John J. McHale                  2014 Royal Fern Court, Palm City, FL          81     Trustee                          Since 1993
  Sidney F. McKenna               1173 Banbury Circle, Bloomfield Hills, MI     80     Trustee                          Since 1993
* Richard L. Platte, Jr., CFA     3707 W. Maple Road, Bloomfield Hills, MI      51     Vice President and Secretary     Since 1993
* Timothy S. Schwartz             3707 W. Maple Road, Bloomfield Hills, MI      31     Treasurer                        Since 2000


* Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers, and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

** Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board, a committee of individuals whose responsibilities relate to the Ave Maria Catholic Values Fund, another series of the Trust.

Each Trustee oversees two portfolios of the Trust: the Ave Maria Catholic Values Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment adviser.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz is Vice President of Schwartz Investment Counsel, Inc.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY

Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing - purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. SVF purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust                               SCHWARTZ
3707 W. Maple Road                                     VALUE FUND
Bloomfield Hills, Michigan
48301 (248) 644-8500                                   A SERIES OF
                                                        SCHWARTZ
BOARD OF TRUSTEES                                      INVESTMENT
Donald J. Dawson, Jr.                                     TRUST
Fred A. Erb
Bowie K. Kuhn
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA                                [PICTURE]
Gregory J. Schwartz, Chairman

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary                ANNUAL REPORT
John F. Splain, Assistant Secretary                FOR THE YEAR ENDED
Mark J. Seger, CPA, Assistant Treasurer             DECEMBER 31, 2002
Theresa A. Minogue, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President           TICKER SYMBOL: RCMFX

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
SCHWARTZ FUND DISTRIBUTORS, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

AUDITORS
DELOITTE & TOUCHE LLP
155 E. Broad St.
Columbus, Ohio 43215

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006

                            SCHWARTZ INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         ----------

                  (a)      Agreement  and  Declaration  of   Trust--Incorporated
                           herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

                  (b)      Bylaws--Incorporated    herein   by    reference   to
                           Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

                  (c)      Incorporated    by   reference   to   Agreement   and
                           Declaration of Trust and Bylaws

                  (d)      (i) Advisory  Agreement (with respect to the Schwartz
                               Value Fund) with
                               Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

                           (ii)Advisory Agreement (with respect to the Ave Maria
                               Catholic Values Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on May 1, 2001


                           (iii) Investment  Management  Agreement (with respect
                               to  the  Ave  Maria  Bond  Fund)  with   Schwartz
                               Investment Counsel, Inc.--Filed herewith

                           (iv)Investment Management Agreement (with  respect to
                               the   Ave   Maria  Growth  Fund)  with   Schwartz
                               Investment Counsel, Inc.--Filed herewith

                           (v) Sub-Advisory  Agreement  (with respect to the Ave
                               Maria  Growth   Fund)  with  JLB  &   Associates,
                               Inc.--Filed herewith


                  (e)      (i) Underwriting   Agreement   with   Schwartz   Fund
                               Distributors, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 filed on April 1, 2002

                           (ii)Form of Dealer's  Agreement--Filed herewith

                           (iii) Sub-Distribution  Agreement  with Schwartz Fund
                               Distributors,   Inc.  and  Quasar   Distributors,
                               LLC--Filed herewith

                  (f)      Inapplicable

                  (g) Custody Agreement with the Fifth Third Bank--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001


                  (h)      (i) Mutual Fund Services  Agreement with Ultimus Fund
                               Solutions, LLC--Filed herewith

                           (ii)Expense Limitation Agreement (with respect to the
                               Ave Maria Bond Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

                           (iii)Expense Limitation  Agreement  (with  respect to
                               the  Ave   Maria   Growth  Fund)  with   Schwartz
                               Investment Counsel, Inc.--Filed  herewith

                  (i) Opinion and Consent of Counsel relating to Issuance of Shares--Filed herewith

                  (j) Consent of Independent Public Accountants -- Filed herewith


                  (k)      Inapplicable

                  (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001


                  (m)      Shareholder Servicing Plan--Filed herewith

                  (n)      Rule 18f-3 Multi-Class Plan--Filed herewith


                  (o)      Inapplicable


                  (p)      (i) Code of Ethics of Registrant--Filed herewith

                           (ii)Code of  Ethics of Schwartz Investment  Counsel,
                               Inc.--Filed herewith

                           (iii)Code of Ethics of  Schwartz  Fund  Distributors,
                               Inc. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 filed on April 1, 2002

                           (iv)Code of  Ethics of JLB & Associates,  Inc.--Filed
                               herewith


                  (q)      (i) Powers  of  Attorney for  Donald  J. Dawson, Jr.,
                               Fred A. Erb, John J. McHale and Sidney F. McKenna--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001
                           (ii)Power of Attorney for Bowie K. Kuhn--Incorporated
                               herein by reference to Registrant's Post-Effective Amendment No. 13 filed on April 1, 2002

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

          The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Sub-Advisory Agreement with JLB & Associates, Inc. (the "Sub-Adviser") provide that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Sub-Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Underwriting Agreement with Schwartz Fund Distributors, Inc. (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreement, the Sub-Advisory Agreement and the Underwriting Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless
          (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by
          (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met:
          (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          The Adviser has been registered as an investment adviser since 1988 and has assets under management of approximately $330 million as of December 31, 2002.


          The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Gregory J. Schwartz - President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc. (an investment banking firm)

               (ii)George P. Schwartz - None

               (iii)Richard L. Platte, Jr. - None

               (iv)Robert M. Dailey - None


               (v)  Timothy S. Schwartz--None


          The business address of each director and officer of the Adviser is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.


          The Sub-Adviser has been registered as an investment adviser since 1983 and has assets under management of approximately $292 million as of December 31, 2002.


          The directors and officers of the Sub-Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) James L. Bashaw - None

               (ii)James E. Bashaw - None

               (iii)Sally J. Bashaw - None

               (iv)Christopher R. Szydlowski - None

          The business address of each director and officer of the Sub-Adviser is 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170.

Item 27.  Principal Underwriters
          ----------------------

          (a)  Inapplicable

                                       Position with                       Position with
          (b)  Name                    Distributor                         Registrant
               ----                    -----------                         ----------
               Timothy S. Schwartz     Chairman/Treasurer/Director         Treasurer
               Robert C. Schwartz      CEO/President/Secretary/Director    None

          The address of each of the above-named persons is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------
          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202.


Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------
          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 30th day of April, 2003.

                                            SCHWARTZ INVESTMENT TRUST

                                            By: /s/  George P. Schwartz
                                                ------------------------
                                                George P. Schwartz
                                                President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                                   Title                      Date
/s/  Gregory J. Schwartz                             Chairman of                April 30, 2003
----------------------------------------------       the Board and Trustee
Gregory J. Schwartz

/s/  George P. Schwartz                              President and Trustee      April 30, 2003
----------------------------------------------       (Chief Executive Officer)
George P. Schwartz

/s/  Timothy S. Schwartz                             Treasurer                  April 30, 2003
----------------------------------------------       (Chief Financial Officer)
Timothy S. Schwartz

----------------------------------------------       Trustee                    /s/  George P. Schwartz
Donald J. Dawson, Jr.*                                                          -----------------------------
                                                                                George P. Schwartz
                                                                                Attorney-in-fact*
----------------------------------------------       Trustee                    April 30, 2003
Fred A. Erb*

----------------------------------------------       Trustee
Bowie K. Kuhn*

----------------------------------------------       Trustee
John J. McHale*

----------------------------------------------       Trustee
Sidney F. McKenna*


                                INDEX TO EXHIBITS
                                -----------------

          (d)  (iii) Investment  Management  Agreement (with respect to  the Ave
                     Maria Bond Fund) with Schwartz Investment Counsel, Inc.

               (iv) Investment Management Agreement (with respect to the Ave Maria Growth Fund) with Schwartz Investment Counsel, Inc.

               (v) Sub-Advisory Agreement (with respect to the Ave Maria Growth Fund) with JLB & Associates, Inc.

          (e)  (ii) Form of Dealer's Agreement

               (iii)Sub-Distribution  Agreement with Schwartz Fund Distributors,
                    Inc. and Quasar Distributors, LLC

          (h)  (i)   Mutual Fund Services Agreement with Ultimus Fund Solutions,
                     LLC

               (ii) Expense Limitation Agreement (with respect to the Ave Maria Bond Fund) with Schwartz Investment Counsel, Inc.

               (iii) Expense Limitation Agreement (with respect to the Ave Maria
                     Growth Fund) with Schwartz Investment Counsel, Inc.

          (i)  Opinion and Consent of Counsel relating to Issuance of Shares

          (j)  Consent of Independent Public Accountants

          (m)  Shareholder Servicing Plan

          (n)  Rule 18f-3 Multi-Class Plan

          (p)  (i)   Code of Ethics of Registrant

               (ii)  Code of Ethics of Schwartz Investment Counsel, Inc.

               (iv)  Code of Ethics of JLB & Associates, Inc.